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                                                                   Exhibit 10.66

                           PURCHASE AND SALE AGREEMENT

                                       AND

                            JOINT ESCROW INSTRUCTIONS

                                     between

                             LARKSPUR LANDING, LLC,

                      a Delaware limited liability company

                                    as SELLER

                                       and

                     INLAND REAL ESTATE ACQUISITIONS, INC.,

                             an Illinois corporation

                                    as BUYER

                            DATED: December 12, 2003

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                                TABLE OF CONTENTS

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ARTICLE 1.       PURCHASE AND SALE...............................................................1

    1.1        Agreement to Buy and Sell ........................................................1

ARTICLE 2.       PURCHASE PRICE .................................................................2

    2.1        Purchase Price ...................................................................2
    2.2        Payment of Purchase Price ........................................................2

ARTICLE 3.       OPENING OF ESCROW ..............................................................2

    3.1        Opening Escrow; Title Company ....................................................2
    3.2        Escrow Instructions ..............................................................3

ARTICLE 4.       BUYER'S INSPECTION .............................................................3

    4.1        Deliveries by Seller .............................................................3
    4.2        California Disclosure Report......................................................3
    4.3        Review of Title...................................................................4
    4.4        Access to the Project.............................................................5
    4.5        Contingency Date; Buyer's Right to Terminate .....................................6

ARTICLE 5.       REPRESENTATIONS, WARRANTIES AND COVENANTS.......................................7

    5.1        Seller's Knowledge ...............................................................7
    5.2        Seller's Representations and Warranties...........................................7
    5.3        Buyer's Representations, Warranties and Covenants ................................8
    5.4        Seller's Covenants...............................................................10

ARTICLE 6.       CONDEMNATION; DAMAGE, DESTRUCTION .............................................11

    6.1        Condemnation ....................................................................11
    6.2        Damage or Destruction............................................................12

ARTICLE 7.       CONDITIONS TO CLOSING..........................................................13

    7.1        Seller's Conditions to Closing ..................................................13
    7.2        Buyer's Conditions to Closing....................................................13

ARTICLE 8.       CLOSING........................................................................14

    8.1        Deposits Into Escrow ............................................................14
    8.2        Closing Costs ...................................................................15
    8.3        Prorations ......................................................................15
    8.4        Closing of Escrow ...............................................................17
    8.5        Possession.......................................................................18
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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE 9.       BREACH OF AGREEMENT............................................................18

    9.1        Seller's Termination.............................................................18
    9.2        Seller's Remedies; Liquidated Damages............................................18
    9.3        Buyer's Remedies ................................................................18
    9.4        Seller's Maximum Aggregate Liability; Claims Period..............................19

ARTICLE 10.      GENERAL PROVISIONS.............................................................19

    10.1       Counterparts ....................................................................19
    10.2       Entire Agreement ................................................................19
    10.3       Counsel; Construction............................................................19
    10.4       Choice of Law ...................................................................20
    10.5       Severability.....................................................................20
    10.6       Waiver of Covenants, Conditions or Remedies .....................................20
    10.7       Business Day ....................................................................20
    10.8       Exhibits and Schedules...........................................................20
    10.9       Amendment .......................................................................20
    10.10      Relationship of Parties .........................................................20
    10.11      No Third-Party Benefit...........................................................20
    10.12      Time of the Essence .............................................................20
    10.13      Further Acts.....................................................................20
    10.14      No Recording ....................................................................21
    10.15      Assignment.......................................................................21
    10.16      Attorneys' Fees .................................................................21
    10.17      Brokers .........................................................................21
    10.18      Notices..........................................................................21
    10.19      Mutual Waivers of Jury Trail and Certain Damages ................................22
    10.20
    10.21      Notwithstanding anything to the contrary contained in this Agreement, in accordance with Treasury Regulations Section 1.6011-4(b)(3)(iii), the parties hereto (and each employee, representative, or other agent of any party hereto may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to any party hereto relating to such tax treatment and tax structure ................................23

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                           PURCHASE AND SALE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS

     THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("AGREEMENT") is made and entered into this 12th day of December, 2003 (the "EFFECTIVE DATE"), by and between LARKSPUR LANDING, LLC, a Delaware limited liability company ("SELLER"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("BUYER").

                                    RECITALS:

     A. Seller owns certain real improved property commonly known as Larkspur Landing Center, having approximately 173,794 net rentable square feet and located at Sir Francis Drake Blvd. & Larkspur Landing Circle in the City of Larkspur, County of Marin, State of California.

     B. Buyer desires to purchase that property, and Seller desires to sell that property, on the terms and conditions contained in this Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer agree as follows:

                          ARTICLE 1. PURCHASE AND SALE

          1.1 AGREEMENT TO BUY AND SELL. Subject to all of the terms and conditions of this Agreement, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, all of Seller's right, title and interest in and to the following (collectively, the "PROPERTY");

                  1.1.1 The parcels of real property described on EXHIBIT A, together with all of Seller's right, title and interest in and to all rights, privileges, easements and appurtenances thereto (collectively, the "LAND");

                  1.1.2 All buildings, structures, improvements and fixtures located on the Land ("IMPROVEMENTS") (the Land and the Improvements are herein collectively called the "PROJECT");

                  1.1.3 All appliances, fixtures, equipment, machinery, furniture, furnishings, decorations and other personal property, if any, located on or about the Project and used by Seller in the operation and maintenance thereof ("TANGIBLE PERSONAL PROPERTY");

                  1.1.4 The following intangible personal property, to the extent it is transferable, which is related to the ownership or operation of the
Project: warranties, permits, franchises, licenses, certificates of occupancy, soil and other reports and studies, surveys, maps, utility contracts, plans and specifications, engineering plans and studies, floor plans, landscape

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plans and a non-exclusive right to the name "Larkspur Landing" ("INTANGIBLE
PERSONAL PROPERTY"), provided that Seller may retain copies of each of the foregoing;

                  1.1.5   the Leases (defined in SECTION 5.2.3); and

                  1.1.6 the Service Contracts (defined in Section 5.2.4), other than any Seller Contracts (defined below), which Buyer shall assume, as provided below.

                          ARTICLE 2. PURCHASE PRICE

          2.1 PURCHASE PRICE. The purchase price for the Property shall be Fifty Nine Million One Hundred Two Thousand Forty Nine Dollars ($59,102,049)(the "PURCHASE PRICE").

          2.2 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid as follows:

                  2.2.1 Escrow Holder (defined below) hereby acknowledges receipt of the sum of One Million Dollars ($1,000,000) (together with any interest earned thereon, the "DEPOSIT") from Buyer, which is being held in an interest-bearing account approved by Buyer. The Deposit shall be held and disbursed by Escrow Holder in accordance with the terms of this Agreement. Buyer shall have the right to terminate this Agreement by notifying Seller of such termination at any time before 5:00 p.m. Pacific Time on December 16, 2003, in which case, this Agreement shall automatically terminate, the Deposit shall immediately be returned to Buyer and the parties shall have no further liability to one another arising from this Agreement, except for those provisions which expressly survive termination of this Agreement. If Buyer does not terminate this Agreement on or before December 16, 2003 pursuant to the terms of this Agreement, a portion of the Deposit equal to Two Hundred Fifty Thousand Dollars ($250,000) (such portion being referred to herein as the "INITIAL DEPOSIT") shall be non-refundable to Buyer and shall be applied to the Purchase Price at Closing or paid to Seller as consideration for entering into this agreement except as expressly set forth in SECTIONS 2.2.1, 4.3.2, 5.2.9, 6.1, 6.2.2 and
9.3 hereof. If Buyer does not terminate this Agreement on or before December 22, 2003 (the "CONTINGENCY DATE") pursuant to the terms of this Agreement, the remainder of the Deposit (such remainder being referred to herein as the "ADDITIONAL DEPOSIT") shall become non-refundable to Buyer and shall be applied to the Purchase Price at Closing or paid to Seller as liquidated damages excepts as expressly set forth in SECTIONS 2.2.1, 4.3.2, 4.5, 5.2.9, 6.1, 6.2.2, and 9.3
hereof.

                  2.2.2 The balance of the Purchase Price, subject to adjustment by reason of applicable prorations and the allocation of closing costs described below, shall be deposited by Buyer into the Escrow in immediately available funds on or before 9:00 a.m. Pacific Time on the January 13, 2004 (the "CLOSING DATE").

                          ARTICLE 3. OPENING OF ESCROW

          3.1 OPENING ESCROW: TITLE COMPANY. Within two (2) business days after the Effective Date, the parties shall deposit into escrow (the "ESCROW") with Chicago Title and Trust (the "ESCROW HOLDER"), whose name and address are set forth on the signature page to this Agreement, three (3) fully executed counterparts of this Agreement. The parties agree that

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Chicago Title Insurance Company ("TITLE COMPANY") shall act as the title company and issue the Title Report and the Title Policy described below.

          3.2 ESCROW INSTRUCTIONS. This Agreement shall constitute both an agreement between Seller and Buyer and escrow instructions for Escrow Holder with respect to the subject matter of this Agreement. Escrow Holder shall indicate its willingness to act as Escrow Holder by executing and returning one counterpart of this Agreement to each of Buyer and Seller. Seller and Buyer shall promptly execute and deliver to Escrow Holder any separate or additional escrow instructions requested by Escrow Holder which are consistent with the terms of this Agreement. Any separate or additional instructions shall not modify the provisions of this Agreement unless the parties agree otherwise and expressly set forth their desire to so modify such provisions.

                          ARTICLE 4. BUYER'S INSPECTION

          4.1 DELIVERIES BY SELLER. Buyer hereby acknowledges receipt of those documents and reports listed in EXHIBIT D (collectively, with all other documents, reports and materials delivered to Buyer by Seller or otherwise actually reviewed by Buyer, the "DUE DILIGENCE MATERIALS"). Seller shall also deliver to Buyer, and the Due Diligence Materials also include, any other specific items as Buyer may reasonably request, to the extent the same are in Seller's possession or under its control and are not (i) proprietary to Seller or its managers, (ii) confidential, (iii) property appraisals, (iv) privileged, and/or (v) organizational documents of Seller or its affiliates. Except as set forth in SECTION 5.2, by furnishing Buyer with the Due Diligence Materials, Seller does not make any warranty or representation with respect to the accuracy, completeness, conclusions or statements expressed in the Due Diligence Materials, nor does Seller represent or warrant that these are the sole materials now available with respect to the matters covered thereby. Seller assumes no duty to furnish Buyer with any other existing information, reports or updates of such Due Diligence Materials. Buyer hereby waives any and all claims against Seller arising out of the accuracy, completeness, conclusions or statements expressed in the Due Diligence Materials furnished by Seller.

          4.2 CALIFORNIA DISCLOSURE REPORT. Seller acknowledges that the Disclosure Statutes (hereinafter defined) provide that a seller of real property must make certain disclosures regarding certain natural hazards potentially affecting the real property, as more particularly provided therein. As used in this Agreement, "DISCLOSURE STATUTES" means, collectively, California Government Code Sections 8589.3, 8589.4 and 51183.5, California Public Resources Code Sections 2621.9, 2694 and 4136 and any other California statutes that require Seller to make disclosures concerning real property. Seller shall promptly order a Natural Hazard Disclosure Report for the Project (the "NATURAL HAZARD REPORT") and shall deliver the Natural Hazard Report to Buyer promptly upon Seller's receipt thereof. The Natural Hazard Report shall be deemed part of the Due Diligence Materials and Seller shall use its best efforts to cause the Natural Hazard Report to be delivered to Buyer no later than five (5) days after the Effective Date. Buyer hereby agrees as follows with respect to the Disclosure Statutes and the Natural Hazard Report Seller will deliver: (i) the delivery of the Natural Hazard Report to Buyer as provided above shall be deemed to satisfy all obligations and requirements of Seller under the Disclosure Statutes; (ii) Seller shall not be liable for any error or inaccuracy in, or omission from, the information in the Natural Hazard Report; (iii) the Natural Hazard Report is being provided

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by Seller for purposes of complying with the Disclosure Statutes and shall not be deemed to constitute a representation or warranty by Seller as to the presence or absence in, at or around the Project of the conditions that are the subject of the Disclosure Statutes; and (iv) the Natural Hazard Report is for Seller and Buyer only and is not for the benefit of, or to be used for any purpose by, any other party, including, without limitation, insurance companies, lenders, or governmental agencies.

          4.3     REVIEW OF TITLE.

                  4.3.1 Buyer hereby acknowledges receipt of a copy of a survey of the Project, which Seller obtained in 1999 (as such may be updated as provided herein, the "SURVEY"). Buyer shall cause Title Company to deliver to Buyer and Seller a preliminary title report ("TITLE REPORT") issued by the Title Company covering the Land dated no more than thirty (30) days prior to the Effective Date, together with copies of all documents referenced in Schedule B thereof. If Buyer elects to obtain an ALTA extended coverage policy of title insurance, Buyer shall obtain an updated survey of the Project at Buyer's expense. The updated survey shall be certified to Seller, Buyer and Title Company.

Buyer shall have from the date hereof until December 16, 2003 (the "TITLE REVIEW PERIOD") within which to notify Seller of any exceptions to title as shown in the Title Report or Survey which Buyer reasonably disapproves. Buyer shall have the right to disapprove, in its reasonable discretion, any title or survey matters first contained in or first referred to on or after the beginning of the Title Review Period in any supplemental reports or updates to the Title Report or Survey within three (3) business days after receipt thereof. Any exceptions which are timely disapproved by Buyer pursuant to this section shall be referred to collectively as the "TITLE OBJECTIONS". If Buyer fails to timely notify Seller of its disapproval of any matters shown in the Title Report or Survey or any supplements or updates thereto, Buyer shall conclusively be deemed to have approved such matters. Any such matter not timely disapproved in writing by Buyer shall constitute a "PERMITTED EXCEPTION" hereunder. If Buyer timely notifies Seller of any Title Objections, then, at Seller's sole discretion, Seller may elect (but shall not be obligated) to remove or cause to be removed any of the Title Objections at Seller's expense, or to cause any Title Objections to be insured against by the Title Company, and shall be entitled to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of such removal, which removal will be deemed effected by the issuance of title insurance insuring against the effect of the Title Objections. Seller shall notify Buyer in writing ("SELLER'S TITLE NOTICE") on or before the date that is three (3) business days from the end of the Title Review Period ("SELLER'S CURE NOTICE DATE") whether Seller elects to remove or to cause the Title Company to insure against the same. Seller's failure to deliver timely Seller's Title Notice to Buyer, or failure to address any Title Objection in any such notice, shall constitute Seller's election not to cure such Title Objection. Notwithstanding the foregoing, Seller agrees to remove as exceptions to title to the Property (i) all mortgages and deeds of trust executed by Seller and recorded against the Property and any other voluntary monetary liens placed on record against the Property by Seller, (ii) all delinquent property taxes (if any) as of the Closing, and (iii) any mechanic's or materialmen's liens of record or any other involuntary monetary liens of record which are caused by Seller, provided, however, that Seller shall not be obligated to expend more than $10,000 in the aggregate to bond over or otherwise insure over such involuntary liens.

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                  4.3.2   If Seller elects or is deemed to have elected not to
cause any Title Objections to be removed or insured against prior to or at the Closing, Buyer may elect by notice to Seller within one (1) business day after Seller's Cure Notice Date to terminate this Agreement, in which event the Deposit shall immediately be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of the Agreement. Buyer's failure to give such notice of termination on or before such date shall constitute Buyer's waiver of any Title Objections which Seller is unwilling to cure, in which event such Title Objections shall be deemed "Permitted Exceptions" and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.

          4.4     ACCESS TO THE PROJECT.

                  4.4.1 Seller hereby grants to Buyer and its agents designated in writing to Seller ("BUYER'S AGENTS") a nonexclusive license to enter onto the Project for the purpose of conducting an inspection of the Project in connection with Buyer's due diligence activities. In exercising such license, Buyer and Buyer's Agents shall not interfere with tenants of the Project or with the normal conduct by Seller and its managers of their business at the Project. Any such inspection shall be at the sole cost of Buyer and shall be on the terms set forth in this SECTION 4.4.

                  4.4.2 At least forty-eight (48) hours prior to its entry onto the Project, Buyer shall: (a) deliver to Seller written notice of its intention to enter the Project and the proposed date, time and purpose of such entry (Buyer may enter only on the dates and at the times contained in such notices, and Seller shall have the right to have one or more of its agents or representatives accompany Buyer and Buyer's agents at all times while Buyer or Buyer's Agents are on the Project); and (b) provide Seller with sufficient evidence that Buyer and Buyer's Agents who are to enter upon the Project are adequately covered by policies of insurance issued by a carrier reasonably acceptable to Seller insuring Buyer and Seller against any and all liability arising out of Buyer's or Buyer's Agents' entry upon and inspection of the Project, including, without limitation, any loss or damage to the Property, with coverage in the amount of not less than One Million Dollars ($1,000,000) per occurrence. Buyer shall at its expense comply with all applicable federal, state and local laws, statutes, rules, regulations, ordinances or policies in conducting any inspection of the Project.

                  4.4.3 Buyer agrees to keep the Property free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Buyer or Buyer's Agents with respect to any Inspection of the Property. If any such lien at any time shall be filed, Buyer shall cause the same to be discharged of record within twenty (20) days thereafter by satisfying the same or, if Buyer in its discretion and in good faith determines that such lien should be contested, by recording a bond which causes the lien to be on the bond rather than on the Property. The provisions of this SECTION 4.4.3 shall survive any termination of this Agreement.

                  4.4.4 If Buyer or Buyer's Agents wish to perform any inspection which involves the removal or disturbance of any physical aspect of the Project (such as environmental testing) (any such testing being referred to herein as "Invasive Testing"), Buyer

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shall deliver a written notice (an "Invasive Testing Proposal") to Seller which shall include (1) a reasonably detailed description of the scope of Buyer's proposed Invasive Testing (including procedures and locations), (2) the name, address and phone number of the environmental consultant and the laboratories to be used in connection with such procedures, (3) evidence of liability insurance maintained by such consultant, and (4) such other information as may be reasonably requested by Seller regarding the nature and scope of the testing. Buyer shall not undertake any Invasive Testing without first obtaining Seller's express written approval of an Invasive Testing Proposal, which approval may be given or withheld in Seller's sole and absolute discretion, and shall conduct any Invasive Testing only as set out in the Invasive Testing Proposal.

                  4.4.5 Buyer hereby agrees to indemnify, defend and hold harmless Seller and its officers, directors, members, employees, contractors, agents, partners, affiliates, successors and assigns (collectively, the "INDEMNITEES") from and against any and all claims, demands, causes of action, suits, sums paid in settlement of any of the foregoing, judgments, losses, damages, injuries, liabilities, penalties, enforcement actions, fines, taxes, liens, encumbrances, costs or expenses (including, without limitation, reasonable attorneys' fees) (collectively, "CLAIMS") arising from or relating to the inspection, physical testing or activities conducted on the Project by Buyer or Buyer's Agents. The provisions of this SECTION 4.4.5 shall survive the Closing or any termination of this Agreement.

                  4.4.6 Buyer shall at its expense clean up and repair any damage to the Project caused by Buyer or Buyer's Agents, in whatever manner necessary, after Buyer's or Buyer's Agents' entry thereon so that the Project shall be returned to the same condition that existed prior to Buyer's or Buyer's Agents' entry thereon. The provisions of this SECTION 4.4.6 shall survive any termination of this Agreement.

                  4.4.7 Any and all reports and data that Buyer and/or Buyer's Agents discover, commission or generate in connection with or resulting from their due diligence activities on the Project (collectively, the "INFORMATION") shall be deemed confidential, and Buyer agrees that prior to the Closing and without the prior written consent of Seller, which consent may be withheld in Seller's sole and absolute discretion, Buyer will: (a) keep the Information confidential, unless such Information is in the public domain or is required to be disclosed by applicable law or judicial process, (b) use the Information only in connection with Buyer's evaluation of the Property; and (c) use reasonable efforts to safeguard the Information from unauthorized disclosure; and (d) not disclose to any person (1) that the Information has been made available to Buyer, (2) that Buyer has inspected any portion of the Property, (3) that discussions with respect to the sale of the Property are taking place, or (4) any other facts with respect to such discussions, including the status thereof. Buyer shall indemnify the Seller from and against any and all Claims resulting from, arising out of or in connection with Buyer's breach of its obligations under this SECTION 4.4.7. The provisions of this SECTION 4.4.7 shall survive any termination of this Agreement.

          4.5 CONTINGENCY DATE; BUYER'S RIGHT TO TERMINATE. Buyer shall have the right to terminate this Agreement by notifying Seller of such termination at any time before 5:00 p.m. Pacific Time on the Contingency Date. Buyer shall send a copy of its notice, if any, to Escrow Holder. If Buyer terminates this Agreement pursuant to this SECTION 4.5, this Agreement shall

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automatically terminate, the Initial Deposit shall immediately be paid to Seller as consideration for entering into this Agreement (less one half of the Escrow termination and title costs) and Buyer shall be entitled to the immediate return of the Additional Deposit (less one half of the Escrow termination and title costs), Escrow Holder shall return to the parties, respectively, the documents they have deposited into Escrow and the parties shall have no further liability to one another arising from this Agreement, except that the provisions of the following Sections of this Agreement shall survive such termination and be enforceable by the parties after termination: namely, SECTIONS 4.4.3, 4.4.5 through 4.4.7, 5.3.4 through 5.3.6, 8.3, 9.4, 10.16, 10.17 and 10.21. Nothing contained in the preceding sentence shall entitle Seller to receive the Initial Deposit if Buyer would otherwise be entitled to receive the Initial Deposit pursuant to the express terms of SECTIONS 2.2.1, 4.3.2, 5.2.9, 6.1, 6.2.2 or 9.3 hereof. If Buyer does not so terminate this Agreement, it shall be deemed to have approved its due diligence investigation of the Property, including without limitation all zoning, all laws, ordinances and regulations pertaining to the Project and all geological and environmental matters pertaining to the Property.

              ARTICLE 5. REPRESENTATIONS, WARRANTIES AND COVENANTS

          5.1 SELLER'S KNOWLEDGE. All of Seller's representations made below which are limited to Seller's knowledge are made to the present, actual knowledge of Seller. As used herein, the present, actual knowledge of Seller is limited solely to matters actually within the current, actual knowledge with no duty of due diligence or inquiry of Mike Erb, the senior vice president responsible for the Property. and Rajiv Parikh. Such person has not undertaken or inquired into (having no duty to undertake or to inquire into) any independent investigation or verification of the matters set forth in any representation or warranty, including without limitation an investigation or review of any documents, certificates, agreements or information that may be in, or may hereafter come into, the possession of Seller or any entity affiliated in any manner with Seller. Buyer acknowledges that the individual named above is named solely for the purpose of defining and narrowing the scope of Seller's knowledge and not for the purpose of imposing any liability on or creating any duties running from such individual to Buyer. Buyer covenants that it will bring no action of any kind against such individual related to or arising out of these representations and warranties.

          5.2 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants the following to Buyer as of the date hereof.

                  5.2.1 DUE FORMATION AND AUTHORIZATION. Seller is duly organized and validly existing under the laws of the state of its formation and has all requisite power, authority and legal right to execute, deliver and perform the terms of this Agreement. This Agreement constitutes valid and legally binding obligations of Seller enforceable in accordance with their respective terms.

                  5.2.2 CONSENT. No consent, approval or authorization by any individual or entity or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement by Seller other than those consents, approvals and authorizations which shall be obtained by Seller prior to Closing. The consummation of the transactions contemplated by this Agreement will not result in a breach of,

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or constitute a default under, any mortgage, deed of trust, bank loan, credit agreement or other instrument to which Seller is a party or by which Seller may be bound or affected.

                  5.2.3 SCHEDULE OF LEASES. Attached as EXHIBIT E is a complete and accurate schedule (the "SCHEDULE OF LEASES") of all leases and other rental agreements affecting the Project to which Seller is a party or by which it is bound as of the date hereof (the "LEASES"). True and complete copies of all Leases have been delivered or made available to Buyer. Seller has not given or received any notice of default under the Leases which has not been cured.

                  5.2.4 SERVICE CONTRACTS. Attached as EXHIBIT F is a list of certain management, maintenance and service agreements pertaining to the Project (the "SERVICE CONTRACTS"). Seller has delivered to Buyer copies of all the Service Contracts.

                  5.2.5 LITIGATION. Seller has not received written notice of any pending (or Seller's knowledge, threatened) lawsuits affecting all or any material portion of Seller's interest in the Property, including, but not limited to, judicial, municipal or administrative proceedings in eminent domain, except as previously disclosed to Buyer in writing.

                  5.2.6 COMPLIANCE WITH LAWS. Seller has not received any written notice from any governmental authority to the effect that the Property is not in compliance with applicable laws in any material respect, which noncompliance has not been remedied.

                  5.2.7 EMINENT DOMAIN. There are no pending, and Seller has not received any written notice of any threatened, condemnation or eminent domain proceedings affecting the Property or any portion thereof.

                  5.2.8 OFF RECORD AGREEMENTS. To Seller's knowledge, there are no off-record development, public financing or public improvement agreements affecting the Property, except as previously disclosed in writing to Buyer.

                  5.2.9 INCORRECT REPRESENTATION OR WARRANTY. If Buyer obtains knowledge that any representation or warranty of Seller herein is incorrect in any material respect, Buyer shall promptly notify Seller. Upon receiving such notification, Seller shall have the right take such action as shall be necessary in order to render correct the representation or warranty which was incorrect (except in the case of an intentional misrepresentation which shall be a default of Seller pursuant to the terms of this Agreement). If Seller fails to notify Buyer within ten (10) days after receiving Buyer's notice that Seller intends to take such action, then Buyer's sole remedy, assuming that Buyer was correct in stating that Seller's representation or warranty was materially incorrect, shall be to terminate this Agreement by notice to Seller given within five (5) days after the expiration of such ten (10) day period, in which case Buyer shall be entitled to the immediate return of the Deposit; otherwise, Buyer shall be deemed to have waived any right to terminate this Agreement or to recover from Seller on account of such incorrectness. If Buyer obtains knowledge prior to the Closing that any representation or warranty of Seller herein is incorrect in any material respect but does not notify Seller as provided above, Buyer will be deemed to have forever waived any right to recover from Seller on account of such incorrectness.

          5.3 BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Buyer's knowledge, for the purposes of this SECTION 5.3, shall be limited to the actual knowledge of Louis Quilici. Buyer hereby covenants and agrees with Seller as follows and represents and warrants the following to Seller, which representations and warranties are true and correct in all material respects as of the Effective Date and as of the Closing.

                  5.3.1 DUE FORMATION AND AUTHORIZATION. Buyer is duly organized and validly existing under the laws of the state of its formation and has all requisite power, authority and legal right to execute, deliver and perform the terms of this Agreement. This Agreement constitutes valid and legally binding obligations of Buyer enforceable in accordance with their respective terms.

                  5.3.2 AUTHORITY. Buyer has the power and authority to enter into this Agreement, to own the Property and to consummate the transactions contemplated by this Agreement. This Agreement and all instruments, documents and agreements to be executed by Buyer in connection herewith are, or when delivered shall be, duly authorized, executed and delivered by Buyer and are valid, binding and enforceable obligations of Buyer. Each individual executing this Agreement on behalf of Buyer represents and warrants to Seller that he or she is duly authorized to do so.

                  5.3.3 CONSENT. No consent, approval or authorization by any individual or entity or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement by Buyer. The consummation of the transactions contemplated by this Agreement will not result in a breach of, or constitute a default under, any mortgage, deed of trust, bank loan, credit agreement or other instrument to which Buyer is a party or by which Buyer may be bound or affected.

                  5.3.4 "AS-IS" SALE. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, BUYER ACKNOWLEDGES AND AGREES THAT BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" CONDITION "WITH ALL FAULTS" AND WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESSED OR IMPLIED, OF ANY NATURE WHATSOEVER FROM OR ON BEHALF OF SELLER, INCLUDING WITHOUT LIMITATION, THOSE OF FITNESS FOR A PARTICULAR PURPOSE AND USE.

Buyer acknowledges that (1) Buyer has had and/or will have, pursuant to this Agreement, an adequate opportunity to make such legal, factual and other inquiries and investigation as Buyer deems necessary, desirable or appropriate with respect to the Property, and (2) except as otherwise expressly set forth in this Agreement, neither Seller, nor anyone acting for or on behalf of Seller, has made any representation, warranty, promise or statement, express or implied, to Buyer, or to anyone acting for or on behalf of Buyer, concerning the Property or the condition, use or development thereof. Buyer represents that, in entering into this Agreement, Buyer has not relied on any representation, warranty, promise or statement, express or implied, of Seller, or anyone acting for or on behalf of Seller, other than as expressly set forth in this Agreement, and that Buyer shall purchase the Property based upon Buyer's own prior investigation and examination of the Property. If Buyer elects not to inspect the Property or to terminate this

Agreement on or before the Contingency Date, such election will be made at Buyer's sole discretion, in reliance solely upon the tests, analyses, inspections and investigations that Buyer makes, or had the right to make and opted not, or otherwise failed, to make, and not in reliance upon any alleged representation made by or on behalf of Seller. The provisions of this SECTION
5.3.4 shall survive indefinitely any Closing or termination of this Agreement and shall not be merged into the Closing documents.

                  5.3.5 HAZARDOUS MATERIALS WAIVER. Buyer, on behalf of itself, its successors and assigns, hereby releases the Indemnitees from and against any and all Claims known or unknown, arising out of related in any way to the presence, misuse, use, disposal, release or threatened release of any Hazardous Materials at the Project and any liability or Claim related to the Project arising under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, and the Toxic Substance Control Act, all as amended, or any other state, local, or federal environmental law, rule or regulation. The foregoing release shall not be deemed to obligate Buyer to indemnify Seller for any claims against Seller by any governmental agency or any third party which is not a successor or assign of Purchaser. Buyer acknowledges that unknown and unsuspected Hazardous Materials may hereafter be discovered on or about the Project, and Buyer knowingly releases Seller from any and all liability related thereto. The provisions of this SECTION 5.3.5 shall survive indefinitely any Closing or termination of this Agreement and shall not be merged into the Closing documents.

     "HAZARDOUS MATERIALS" means any chemical, substance, material, controlled substance, object, condition, waste, living organisms or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosiveness, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum hydrocarbons and petroleum products, lead, asbestos, radon, polychlorinated biphenyls (PCBs) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any federal, state or local law based upon, directly or indirectly, such properties or effects.

                  5.3.6 MATERIAL DEFECTS. Buyer, on behalf of itself, its successors and assigns, hereby releases the Indemnitees from and against any and all Claims known or unknown, arising out of, or related in any way to the condition of the Project, the condition of the structure of the Improvements or any equipment, systems and appliances related thereto (including any heating, ventilation, plumbing, electrical and air conditioning systems, wiring, telecommunications systems, paving, roofing and other such aspects of the Project, including without limitation any liability of Indemnitees for latent defects or for claims under Section 337.15 of the California Code of Civil Procedure) the valuation, salability or utility of the Property, or its suitability for any purpose whatsoever. Without limitation on the foregoing, Buyer acknowledges that it will be responsible for the replacement of the existing stairway and second floor deck directly above the space leased to Noonan's at the Property. The provisions of this SECTION 5.3.6 shall survive indefinitely any Closing or termination of this Agreement and shall not be merged into the Closing documents.

                  5.3.7 SECTION 1542 WAIVER. Insofar as the foregoing releases are concerned, Buyer hereby waives any and all rights and benefits which it now has, or in the future may have, by virtue of the provisions of Section 1542 of the California Civil Code, which provides:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          Buyer acknowledges that it has consulted legal counsel of its choosing with respect to the foregoing release and California Civil Code Section 1542 and further acknowledges that the provisions of SECTIONS 5.3.4, 5.3.5 and 5.3.6 have been fully negotiated and agreed upon in light thereof.

                  /s/ [ILLEGIBLE]         /s/ [ILLEGIBLE]
                  -----------------       ----------------
                  Seller's Initials       Buyer's Initials

          5.4     SELLER'S COVENANTS.

                  5.4.1 ESTOPPEL CERTIFICATES. Seller shall use commercially reasonable efforts to deliver to Buyer on or before the date that is ten (10) days prior to the Closing Date an estoppel certificate in the form of EXHIBIT H ("TENANT ESTOPPEL") executed by each tenant listed in the Schedule of Leases.

                  5.4.2 LEASE AMENDMENTS. Between the date hereof and the Closing, Seller shall not, without first obtaining Buyer's prior written consent, enter into any new lease affecting the Project or any modification to any Lease. Buyer shall not unreasonably withhold its consent and shall be deemed to have consented to any proposed lease or lease modification if it neither approves nor rejects the same within five (5) business days of receipt of Seller's written request for same, if the request includes a copy of the proposed lease or modification. Upon Buyer's approval or deemed approval, Seller shall be entitled to enter into such lease or lease modification, and at the Closing, Buyer shall (1) credit Seller through Escrow with all amounts Seller has paid by way of leasing commissions and tenant improvements related to such leases or amendments and (2) assume in a manner acceptable to Seller any liability of Seller for leasing commissions and tenant improvements payable after the Closing relating thereto and disclosed in Seller's request for approval. Notwithstanding the foregoing, Seller may, without Buyer's consent, enter into a lease for space at the Property with E&O Trading Company on substantially the same terms shown on EXHIBIT O and otherwise consistent in all material respects with Seller's standard lease form (a copy of which was provided to Buyer as part of the Due Diligence Materials).

                  5.4.3 SERVICE CONTRACTS. At Buyer's election, made on or before the Contingency Date by written notice to Seller, Seller shall cause any Service Contracts which are not terminable upon thirty (30) or fewer days notice to be terminated upon the Closing at Seller's expense (any such Service Contracts which Buyer shall have so elected to be terminated being referred to herein as "SELLER CONTRACTS"). Following the Contingency Date until the Closing

Date, upon Buyer's election made by delivering written notice to Seller, Seller shall use commercially reasonable efforts to cause any other Service Contracts identified by Buyer to be terminated upon the Closing or as soon as possible thereafter, provided that Seller shall not be required to pay any termination fees or other penalties in connection with such termination. Seller shall, to the extent assignable, assign its interest in any Service Contracts which will survive the Closing (other than any Seller Contracts) to Buyer at Closing and Buyer shall assume Seller's obligations thereunder. Without Buyer's prior written consent, which consent shall not be unreasonably withheld, between the Effective Date and the Closing Date, Seller shall not amend any of the Service Contracts (other than any Seller Contracts) in any material way or become a party to any new Service Contract unless any such contract is terminable without penalty on or before the Closing Date.

                  5.4.4 OPERATION AND MAINTENANCE. Between the Effective Date and the Closing Date, Seller shall (1) generally operate the Project in the same manner in which Seller operated the Project prior to the Effective Date (such operation obligations not including capital expenditures or expenditures not incurred in the ordinary course of business) and (2) maintain the Project in its present order and condition, and deliver the Project on the Closing Date in substantially the same condition it is in on the Contingency Date, reasonable wear and tear excepted and subject to SECTION 6.1 and 6.2.

                  5.4.5 INSURANCE. Until the Closing, Seller shall keep the Property insured against fire, vandalism and other loss, damage and destruction to the same extent as it has customarily insured the same. Seller's insurance policies shall not be assigned to Buyer at the Closing, and Buyer shall be obligated to obtain its own insurance coverage from and after the Closing.

                  5.4.6 ACORD CERTIFICATES. Seller shall use commercially reasonable efforts to deliver to Buyer at Closing an ACORD Form 25 (liability) Certificate of Insurance and an ACORD Form 27 (property) Evidence of Insurance with respect to any insurance required under the Leases, naming Buyer as an insured and Buyer's lender (if any) as mortgagee, as their interests appear.

                  ARTICLE 6. CONDEMNATION; DAMAGE, DESTRUCTION

          6.1 CONDEMNATION. In the event that all or any substantial portion of the Project shall be taken in condemnation or under the right of eminent domain prior to the Closing Date, Seller shall promptly notify Buyer thereof. Within five (5) business days after receipt of the foregoing notice, Buyer shall notify Seller and Escrow Holder, electing either: (a) to proceed with this transaction and Closing in accordance with this Agreement notwithstanding such condemnation; or (b) to terminate this Agreement. If less than a substantial portion of the Project shall be taken or if Buyer elects to proceed with this transaction pursuant to CLAUSE (a) above, there shall be no reduction in the Purchase Price and Seller shall (x) deliver to Buyer at the Closing, or as soon thereafter as available, any proceeds actually received by Seller attributable to the Property from such condemnation or eminent domain proceeding, and (y) transfer and assign to Buyer at Closing any and all rights Seller may have with respect to payments by or from and with respect to recovery against any party for damages or compensation relating to the Property on account of such condemnation or eminent domain proceeding. A failure by Buyer to notify Seller in writing within five (5) business days after receiving written notice of such taking shall be deemed an election to proceed under CLAUSE (a) in this subsection. If Buyer elects (or is deemed to elect) to proceed under CLAUSE (a) in this subsection, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent. For purposes of this provision, a "substantial portion" of the Project shall be deemed to include (1) any taking of any portion of the office building on the Land or the Land underlying the office building, or (2) any taking of such number of parking spaces as would leave the Project in violation of any zoning ordinance, lease, reciprocal easement agreement or declaration of covenants, conditions and restrictions affecting the Project, or (3) any taking which gives rise to a right on behalf of any tenant under a Lease to terminate its Lease (and such right has not been previously waived or deemed waived by the tenant), or (4) any taking which materially alters the means of vehicular access to the Project. In the event Buyer notifies Seller in timely fashion of its election to terminate this Agreement pursuant to CLAUSE (b) above, this Agreement shall terminate, the Deposit shall immediately be returned to Buyer and neither party shall have any further rights or obligations hereunder, except those rights or obligations which expressly survive termination.

          6.2 DAMAGE OR DESTRUCTION. In the event of any damage to or destruction of the Property prior to the Closing:

                  6.2.1 If such damage or destruction is covered by Seller's insurance, and the cost to repair or replace such damage or destruction is less than or equal to Seven Hundred Fifty Thousand Dollars ($750,000), and such damage or destruction can with reasonable efforts be repaired within one hundred twenty (120) days of the date on which such damage occurs, Seller shall have no obligation to repair such damage or destruction, and the Closing nevertheless shall occur as otherwise provided for in this Agreement, except that Seller shall, at Seller's option, either (A) perform any necessary repairs, or (B) assign to Buyer upon the Closing all insurance proceeds paid or payable to Seller in connection with such occurrences, exclusive of any proceeds of business interruption or rent continuation insurance paid to Seller prior to Closing, in which event Buyer shall receive a credit against the Purchase Price equal to the amount of any deductible under Seller's insurance applicable to such occurrences. If Seller elects to perform repairs to the Property, Seller shall use reasonable efforts to promptly complete such repairs, and the Closing Date shall be extended for a reasonable time to allow for the completion of such repairs.

                  6.2.2 If (A) such damage or destruction is not covered by Seller's insurance, or (B) the cost to repair or replace such damage or destruction exceeds Seven Hundred Fifty Thousand Dollars ($750,000), or (C) such damage or destruction cannot with reasonable efforts be repaired within one hundred and twenty (120) days of the date on which such damage occurs, or (D) any tenant under a Lease has the right as the result of such damage or destruction to terminate its Lease (and such right has not been previously waived or deemed waived by the tenant), then Seller shall promptly notify Buyer and, within five (5) business days after receipt of such notice, Buyer shall deliver written notice to Seller and Escrow Holder, electing either: (x) to proceed with this transaction and Closing in accordance with this Agreement notwithstanding such damage or destruction, in which event Seller will have no obligation to repair such damage or destruction, and the Closing shall occur as otherwise provided in this Agreement; in such case, Seller shall assign to Buyer upon the Closing all insurance proceeds paid or payable to Seller in connection with such occurrences to the extent Buyer is not entitled to reimbursement of the same pursuant to the Leases, other than proceeds expended prior to Closing in restoration and repair undertaken by Seller in its sole discretion and any proceeds of business interruption or rent continuation insurance paid to Seller prior to Closing, and Buyer shall receive a credit against the Purchase Price equal to the amount of any deductible under Seller's insurance applicable to such occurrences to the extent Buyer is not entitled to reimbursement of the same pursuant to the Leases; or (y) to terminate this Agreement, in which case this Agreement shall terminate, the Deposit shall immediately be returned to Buyer and neither party shall have any further rights or obligations hereunder except those rights or obligations which expressly survive termination. Buyer's failure to deliver either of such notices to Seller and Escrow Holder within such five (5) business day period shall constitute Buyer's election to proceed to Closing under CLAUSE (x) above.

                        ARTICLE 7. CONDITIONS TO CLOSING

          7.1 SELLER'S CONDITIONS TO CLOSING. Seller's obligation to close the transactions contemplated by this Agreement is conditioned on all of the following any or all of which may be waived by Seller in writing, at its sole option:

                  7.1.1 All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date; and

                  7.1.2 Buyer shall have delivered the funds required hereunder, including the balance of the Purchase Price, and all of the documents required to be executed by Buyer and shall have performed in all material respects all of its other obligations hereunder required to be performed by the Closing Date, and complied with all conditions, required by this Agreement to be performed or complied with by Buyer at or prior to the Closing.

          7.2 BUYER'S CONDITIONS TO CLOSING. Buyer's obligation to close the transactions contemplated by this Agreement is conditioned on all of the following, any or all of which may be waived by Buyer in writing, at its sole option:

                  7.2.1 All representations and warranties made by Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date, subject to any updates to the representations made in SECTION 5.2.3 and 5.2.5 of which Seller notifies Buyer after the Effective Date and which occur after the Effective Date;

                  7.2.2 Seller shall have delivered all of the documents required to be delivered by Seller pursuant to Section 8.1.1 hereof and shall have performed in all material respects all of its other obligations, hereunder required to be performed by the Closing Date and complied with all conditions, required by this Agreement to be performed or complied with by Seller at or prior to the Closing; and

                  7.2.3 The Title Company shall be prepared to issue its CLTA Owner's Policy of Title Insurance with liability in the amount of the Purchase Price, showing title vested in Buyer and subject only to the Permitted Exceptions (the "OWNER'S POLICY"). At its option, Buyer may obtain an ALTA Owner's Policy of Title Insurance and/or endorsements to the Owner's Policy, but the Closing shall be conditioned only on the Title Company being prepared to issue the Owner's Policy.

                  7.2.4 Seller shall have obtained and delivered to Buyer an Estoppel Certificate from (A) each of the following tenants at the Property (each, a "MAJOR TENANT"): Bed Bath & Beyond; 24 Hour Fitness; Marin Brewing; Noonan's; AAA; Yoga Studio; Oliver Allen; Determined Productions; Asher Clinic and Fidelity, and (B) Tenants (including Major Tenants) occupying, in the aggregate, eighty percent (80%) of the total square footage occupied by all Tenants at the Property. Each Estoppel Certificate shall be substantially in the form of EXHIBIT H attached hereto (the "APPROVED ESTOPPEL FORM"). Buyer shall have the right to object, in its reasonable discretion, to any material deviations from the Approved Estoppel Form contained in any Estoppel Certificate by delivering written notice to Seller setting forth with specificity each of Buyer's objections to such Estoppel Certificate ("BUYER'S ESTOPPEL OBJECTIONS"). If Buyer shall not have delivered such notice within two (2) business days of Buyer's receipt of any executed or draft Estoppel Certificate, Buyer shall be deemed to have approved such Estoppel Certificate. Seller shall have the right to re-submit to Buyer revised copies of any Estoppel Certificate to which Buyer shall have objected. Any Estoppel Certificate objected to by Buyer in accordance with this SECTION 7.2.4 shall not be counted toward the estoppel threshold set forth in the first sentence of this SECTION 7.2.4 until such time, if any, as such Estoppel Certificate shall have been (x) revised to contain no material deviations from the Approved Estoppel form, or (y) been approved or deemed approved by Buyer in accordance with this SECTION 7.2.4.

                               ARTICLE 8. CLOSING

          8.1     DEPOSITS INTO ESCROW.

                  8.1.1 BY SELLER. At least one (1) business day prior to the Closing Date, Seller shall deposit into Escrow:

                          (a)   A deed in the form of EXHIBIT J with respect to
the Project, in recordable form (the "GRANT DEED");

                          (b)   Two (2) original counterparts of a Bill of Sale
in the form of EXHIBIT K, duly executed by Seller, with respect to the Tangible Personal Property, if any (the "BILL OF SALE");

                          (c)   Two (2) original counterparts of an Assignment
and Assumption Agreement in the form of EXHIBIT L attached hereto, duly executed by Seller, with respect to the Leases and the Service Contracts (other than any Seller Contracts) (the "ASSIGNMENT AND ASSUMPTION AGREEMENT");

                          (d)   Two (2) original counterparts of a General
Assignment in the form of EXHIBIT M, duly executed by Seller, with respect to any warranties, guaranties and indemnities relating to the Property (the "GENERAL ASSIGNMENT");

                          (e)   An affidavit or qualifying statement which
satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "NON-FOREIGN Affidavit");

                          (f)   A  "Withholding Exemption Certificate, Form
593-W," pursuant to California Revenue and Taxation Code Sections 18805 and 26131 or its equivalent stating either the amount of withholding required from Seller's proceeds or that Seller is exempt from such withholding requirement (the "WITHHOLDING EXEMPTION Certificate"); and

                          (g)   An Owner's Statement in the form of Exhibit N
and such documents of Seller which authorize the sale of the Property to Buyer as are reasonably required by the Title Company.

                  8.1.2 BY BUYER. At least one (1) business day prior to the Closing Date, Buyer shall deposit into Escrow:

                          (a)   The balance of the Purchase Price as and when
required by SECTION 2.2.2;

                          (b)   Two (2) original counterparts of the Bill of
Sale duly executed by Buyer;

                          (c)   Two (2) original counterparts of the Assignment
and Assumption Agreement duly executed by Buyer;

                          (d)   Two (2) original counterparts of the General
Assignment duly executed by Buyer; and

                          (e)   Such documents as are necessary to fully
authorize the purchase of the Property by Buyer as are reasonably required by the Title Company.

                  8.1.3 OTHER DOCUMENTS. Seller and Buyer shall each deposit such other instruments and funds as are reasonably required by Escrow Holder or otherwise required to close Escrow and consummate the sale of the Property in accordance with the terms of this Agreement.

          8.2     CLOSING COSTS.

                  8.2.1 SELLER'S COSTS. Seller shall bear, and Escrow Holder shall deduct from sums otherwise payable to Seller hereunder, (a) all sales and use taxes, if any, which Seller advises Escrow Holder are required in connection with the transfer of the Property to Buyer, (b) any county documentary transfer taxes and any local documentary transfer taxes payable in connection with the transfer of the Property to Buyer, (c) the cost of the CLTA portion of the premium for the Owner's Policy obtained by Buyer, and (d) any additional costs and charges customarily charged to sellers in accordance with common escrow practices in the jurisdiction in which the Project is located.

                  8.2.2 BUYER'S COSTS. Buyer shall deposit with Escrow Holder for disbursement by Escrow Holder (a) Escrow Holder's fee and the recording fees required in connection with the transfer of the Property to Buyer, (b) the cost of the ALTA portion of the premium for the Owner's Policy obtained by Buyer, if any, and the costs associated with any endorsements to the Owner's Policy and all other title charges, (c) the costs of any due diligence investigation conducted by or for the benefit of Buyer, including any engineering, structural or environmental reports obtained by or on behalf of Buyer pursuant to this Agreement, and (d) any additional charges customarily charged to buyers in accordance with common escrow practices in the jurisdiction in which the Project is located.

          8.3 PRORATIONS. The following shall be prorated and adjusted between Seller and Buyer as of the Closing Date, except as otherwise specified.

                  8.3.1 TAXES AND ASSESSMENTS. All real estate, personal property and ad valorem taxes, assessments and bonds payable with respect to the Property shall be prorated between Seller and Buyer as of the Closing Date for the year in which the Closing is held on the basis of the statements for such amounts for such year. If statements for the current year are not available as of the Closing Date, the proration between Seller and Buyer shall be made on the basis of the amounts due for the immediately prior year and shall be subject to adjustment in cash after the Closing outside of escrow within sixty (60) days after the bills for the applicable period are received. If any tax assessment for the current or prior year is under protest, the closing tax proration shall be re-prorated between Buyer and Seller at such time as there is a final determination on such protest.

                  8.3.2 INCOME AND EXPENSES. Income from the Property other than Rents (as defined below), and ordinary operating expenses incurred by Seller with respect to the Property, shall be prorated between Seller and Buyer as of the Closing Date. Seller shall be entitled to such income and responsible for such expenses through the day prior to the Closing Date and Buyer entitled to such income and responsible for such expenses for the Closing Date and thereafter. Such expenses include, without limitation, utility charges, the cost of Service Contracts assigned at Closing to Buyer, and sewer, janitorial, cleaning and maintenance costs. Any income or expense which cannot be ascertained with certainty as of the Closing Date shall be prorated on the basis of the parties' reasonable estimates of such amounts and shall be the subject of a final proration as soon thereafter as the precise amounts can be ascertained, but in no event later than sixty (60) days after the Closing. Seller and Buyer shall each cooperate with the other diligently and promptly to correct any errors in computations or estimates under this SECTION 8.3.2 and shall promptly pay to the party entitled thereto any refund, credit or other payment necessary to comply with this SECTION 8.3.2 on demand therefor.

                  8.3.3 RENTS. Rents under the Leases, including fixed rent, additional rent and operating expense pass-throughs (collectively, "RENTS"), shall be addressed in the manner set forth in this subsection. All prepaid Rents for any period subsequent to the Closing Date shall be credited to Buyer at Closing. All collected Rents for the month in which the Closing occurs shall be prorated as of the Closing Date. All Rents which are due but uncollected as of the Closing Date (the "DELINQUENT RENTS") shall not be prorated at Closing, but shall be paid to the party entitled to receive such Delinquent Rents upon receipt of same by either Seller or Buyer after Closing. Buyer agrees to use good faith and commercially reasonable efforts to collect Delinquent Rents from each tenant remaining in possession of its space under a Lease. Any and all amounts received by Buyer after the Closing Date from any party owing Delinquent Rents shall be paid and applied as follows: first; to Buyer's reasonable collection costs (including reasonable attorneys' fees) incurred (after the Closing Date only); second, to Buyer for Rents due for the then current month; third, to Buyer for due but unpaid Rents accruing after the Closing Date, to be applied in the inverse of the order incurred (i.e., the most recently incurred Rents paid first); fourth, to Delinquent Rents for the month in which the Closing occurs (which sums shall, upon such collection, be prorated between Seller and Buyer as though collected prior to Closing); and finally, to Seller for Delinquent Rents for the period prior to the month of Closing. The parties agree that they shall provide a final accounting and reconciliation of all Delinquent Rents within 180 days after Closing. Buyer shall not have an exclusive right to collect any sums due Seller from tenants under the Leases and Seller hereby retains the right to pursue any tenant under the Leases for any sums due Seller for periods attributable to Seller's ownership of the Property; provided, however, Seller (i) shall be required to notify Buyer in writing of Seller's intention to commence or pursue any legal proceedings, and (ii) shall not be permitted to commence or pursue any legal proceedings against any tenant at the Property seeking eviction of such tenant or the termination of the underlying Lease.

                  8.3.4 SECURITY DEPOSITS. Buyer shall receive a credit for all security deposits reflected as owing in the Leases. However, if any tenant security deposit is in the form of a letter of credit, promissory note or similar instrument, Seller shall use its best efforts to cause such letter of credit, promissory note or other instrument to be assigned and transferred to Buyer no later than sixty (60) days after the Closing, and there shall be no credit against the Purchase Price at Closing with respect to any such tenant security deposit.

                  8.3.5 SELLER'S INSURANCE. Seller may cancel its existing polices of insurance relating to the Property as of the Closing Date, and Seller shall be entitled to any refund of premiums prepaid thereon.

                  8.3.6 PRORATIONS STATEMENT. Seller and Buyer shall meet no later than ten (10) days before the Closing Date to prepare a statement containing all of the prorations of income and expenses required hereunder, and shall prepare and deliver a final statement to Escrow Holder no later than two
(2) business days before the Closing. Each of Buyer and Seller shall act reasonably and in good faith in preparing such statement, and Seller shall provide the backup for the items in such statement as shall be reasonably requested by Buyer.

                  8.3.7 SURVIVAL. The provisions of this SECTION 8.3 shall survive the Closing.

          8.4     CLOSING OF ESCROW.

                  8.4.1 CLOSING. The close of escrow for the transaction contemplated hereunder (the "CLOSING") shall take place on the Closing Date (as defined on EXHIBIT C). In the event that the transaction contemplated by this Agreement fails to close by the Closing Date (as may be extended pursuant to the terms of this Agreement), this Agreement, and all of Buyer's rights with respect to the acquisition of the Property, shall terminate, the parties shall have the rights and obligations as provided in ARTICLE 9, and Escrow Holder shall return to the parties, respectively, the documents they have deposited into Escrow.

                  8.4.2 CLOSING AGENT. Escrow Holder shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the foregoing, pursuant to Section 6045 of the Internal Revenue Code, Escrow Holder shall be designated the "closing agent" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986 with regard to reporting all settlement information to the Internal Revenue Service.

                  8.4.3   PROCEDURE. To Close the Escrow, Escrow Holder shall:

                          (a)   Cause the Grant Deed to be recorded and
thereafter mailed to Buyer, and deliver the Owner's Policy, Non-Foreign Affidavit and a counterpart of each of the Bill of Sale, General Assignment and Assignment and Assumption Agreement executed by Seller to Buyer; and

                          (b)   Deliver to Seller a counterpart of the Bill of
Sale, General Assignment, and Assignment and Assumption Agreement executed by Buyer, and, by wire transfer of federal funds deliver to Seller the Purchase Price, plus or minus any net debit or credit to Seller by reason of the prorations and allocations of closing costs provided for in this Agreement.

          8.5 POSSESSION. Subject to all Leases and the Permitted Exceptions, possession of the Property (including, without limitation, all keys to the Property in Seller's possession) shall be delivered to Buyer upon Closing.

                         ARTICLE 9. BREACH OF AGREEMENT.

          9.1 SELLER'S TERMINATION. Seller shall have the right to terminate this Agreement and the Escrow upon notice to Buyer if any of the following occurs: (1) Buyer commits a material breach of this Agreement; or (2) any condition precedent to Seller's obligation to close contained in SECTION 7.1 has not been satisfied or waived by Seller in writing by the Closing Date.

          9.2 SELLER'S REMEDIES; LIQUIDATED DAMAGES. BUYER AND SELLER AGREE THAT IN THE EVENT THIS TRANSACTION FAILS TO CLOSE BY REASON OF BUYER'S DEFAULT OR THE FAILURE OF A CONDITION PRECEDENT TO SELLER'S OBLIGATION TO CLOSE SET FORTH IN SECTION 7.2, THE DAMAGES TO SELLER WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN. IN SUCH EVENT, THE PARTIES AGREE THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH DEFAULT. SAID AMOUNT SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES TO SELLER FOR SUCH DEFAULT OF THIS AGREEMENT BY BUYER AND SELLER'S SOLE REMEDY THEREFOR. HOWEVER, THIS SECTION SHALL NOT LIMIT SELLER'S RIGHTS TO RECEIVE REIMBURSEMENT FOR ITS ATTORNEYS' FEES, NOR WAIVE OR AFFECT SELLER'S RIGHTS AND BUYER'S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS OF THIS AGREEMENT (WHICH ARE NOT LIMITED BY

THIS SECTION 9.2.) THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER.

                  Initials of Buyer:                 Initials of Seller:

                  /s/ [ILLEGIBLE]                    /s/ [ILLEGIBLE]
                  --------------------               ---------------------

                  --------------------               ---------------------

          9.3 BUYER'S REMEDIES. In the event the purchase and sale of the Property is not consummated because of a default by Seller, and provided that Buyer is not in default hereunder, Buyer's sole and exclusive remedy shall be either (a) to terminate this Agreement and receive an immediate return of the Deposit, or (b) to seek specific performance of Seller's obligation to sell the Property to Buyer. These remedies are mutually exclusive and Buyer must elect, by notice to Seller and Escrow Holder, which of these remedies it wishes to pursue no later than thirty (30) days after the date scheduled for the Closing Date. If Buyer elects to terminate this Agreement pursuant to clause (a), Buyer shall be entitled to seek damages caused by Seller's breach, which shall (i) be limited to the actual, out-of-pocket third party costs incurred by Buyer in connection with the transaction contemplated hereby, and (ii) in no event exceed Seventy Five Thousand Dollars ($75,000). Seller shall have no liability to Buyer under any circumstances for any consequential or punitive damages. If any condition precedent to Buyer's obligation to close contained in SECTION 7.2 has not been satisfied or waived by Buyer in writing by the Closing Date, Buyer's sole and exclusive remedy shall be to terminate this Agreement and receive an immediate return of the Deposit. Notwithstanding anything to the contrary herein, Buyer shall not seek a personal judgment against Seller nor its members, managers, employees or agents of Seller, nor the shareholders, officers, directors, employees or agents of any of them nor the Property for any Claims under or related to this Agreement or the Property. Buyer shall look solely to the Seller's interest in the Property for the payment of any Claim or performance of any obligation by Seller hereunder. Under no circumstances shall Buyer have the right, and Buyer hereby waives any right it may have, to record a lis pendens or notice of any lawsuit against the Project or any portion thereof.

          9.4 SELLER'S MAXIMUM AGGREGATE LIABILITY; CLAIMS PERIOD. Notwithstanding any provision to the contrary contained in this Agreement or any documents executed by Seller pursuant hereto or in connection herewith, the maximum aggregate liability of Seller under this Agreement and any and all documents executed pursuant hereto or in connection herewith (including, without limitation, the breach of any representations and warranties of Seller contained in such documents) for which a claim is timely made by Buyer shall not exceed an amount equal to one percent (1%) of the Purchase Price. Any action, suit or proceeding brought by Buyer against Seller arising from or related to this Agreement must be commenced and served, if at all, on or before the date which is six (6) months after the date scheduled for the Closing Date. This Section
9.4 shall survive the Closing or any termination of this Agreement.

                         ARTICLE 10. GENERAL PROVISIONS

          10.1 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

          10.2 ENTIRE AGREEMENT. This Agreement contains the entire, integrated agreement between the parties respecting the subject matter of this Agreement and supersedes all prior and contemporaneous understandings and agreements, whether oral or in writing, between the parties respecting the subject matter of this Agreement. There are no representations, agreements, arrangements or understandings, oral or in writing, between the parties to this Agreement relating to the subject matter of this Agreement which are not fully expressed in this Agreement. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to those terms and they may not be contradicted by evidence of any prior or contemporaneous agreement.

          10.3 COUNSEL; CONSTRUCTION. Each party has received independent legal advice from its attorneys with respect to the advisability of executing this Agreement and the meaning of the provisions hereof. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in question. Headings used in this Agreement are for convenience of reference only and shall not be used in construing this Agreement.

          10.4 CHOICE OF LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California, exclusive of the conflict of laws principles of such state. The parties consent to jurisdiction of the state courts located in Marin County, California in the event of any litigation arising out of this Agreement.

          10.5 SEVERABILITY. If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, to any extent shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Agreement, or the application thereof to any person or circumstance, shall remain in full force and effect.

          10.6 WAIVER OF COVENANTS, CONDITIONS OR REMEDIES. Either Buyer or Seller may waive any breach of the terms and conditions hereof by the other party only by a written statement to that effect signed by the waiving parties, such waiver shall not constitute a continuing waiver of similar or other breaches of the terms and conditions hereof. All remedies, rights, undertaking, obligations and agreements contained herein shall be cumulative and not mutually exclusive.

          10.7 BUSINESS DAY. As used herein, "business day" means any calendar day except a Saturday, Sunday or federal holiday and those days on which financial institutions in the City of San Francisco, State of California are closed.

          10.8 EXHIBITS AND SCHEDULES. All exhibits and schedules listed as such in the Table of Contents are attached hereto and are incorporated by reference into this Agreement.

          10.9 AMENDMENT. This Agreement may be amended solely by the written agreement of Buyer and Seller.

          10.10 RELATIONSHIP OF PARTIES. The parties agree that their relationship is that of seller and buyer, and that nothing contained herein shall make either party the agent or legal representative of the other for any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the parties hereto, nor is either party granted any right or authority to assume or create any obligation or responsibility on behalf of the other party, nor shall either party in any way be liable for any debt of the other.

          10.11 NO THIRD-PARTY BENEFIT. This Agreement is intended to benefit only the parties hereto and no other person or entity has or shall acquire any rights hereunder.

          10.12 TIME OF THE ESSENCE. Time shall be of the essence as to all dates and times of performance, whether contained herein or contained in any escrow instructions to be executed pursuant to this Agreement.

          10.13 FURTHER ACTS. Each party agrees without further consideration to perform any further acts and to execute, acknowledge and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement.

          10.14 NO RECORDING. Buyer shall not record this Agreement, any memorandum of this Agreement, any assignment of this Agreement or any other document which would cause a cloud on the title to the Property.

          10.15 ASSIGNMENT. Buyer shall not assign Buyer's rights or delegate its obligations hereunder without the prior written consent of Seller in each instance, which consent Seller may withhold in its sole and absolute discretion. Notwithstanding the foregoing, Buyer may assign its interest herein to a limited partnership, limited liability company or corporation that is solely or jointly controlled by Buyer and in which Buyer possesses an ownership interest of at least fifty percent (50%). Such assignment shall be effective upon written notice to Seller and shall not relieve the Buyer of its obligations hereunder. Any attempted assignment or delegation in violation of this Section 10.15 without the prior written consent of Seller shall be void, and the purported assignee shall not have any rights hereunder. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties to this Agreement.

          10.16 ATTORNEYS' FEES. If any action is brought by either party against the other party, relating to or arising out of this Agreement, the transaction described herein or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with prosecution or defense of such action. For purposes of this Agreement, the term "attorneys' fees" or "attorneys' fees and costs" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of any attorney, and the costs and fees incurred in connection with the enforcement, collection or appeal of any judgment obtained in any such proceeding. The provisions of this SECTION 10.16 shall survive any termination of this Agreement and the entry of any judgment, and shall not merge or be deemed to have merged into any judgment.

          10.17 BROKERS. Buyer and Seller each represents and warrants to the other (a) it has not dealt with any brokers or finders in connection with the purchase and sale of the Property other than Secured Capital Corp. ("BROKER"), and (b) insofar as such party knows, no broker or other person is entitled to any commission or finder's fee in connection with the purchase and sale of the Property, other than Broker, who will be paid a commission by Seller upon the Closing pursuant to a separate written agreement between Seller and Broker. Seller and Buyer each agrees to indemnify and hold harmless the other against any Claim incurred by reason of any brokerage fee, commission or finder's fee which is payable or alleged to be payable to any broker or finder because of any agreement, act, omission or statement of the indemnifying party. The provisions of this SECTION 10..17 shall survive the Closing or any termination of this Agreement.

          10.18 NOTICES. Any notice or election required or permitted to be given by any party hereto upon any other party shall be deemed given in accordance with the provisions of this Agreement when addressed to Seller or Buyer, as the case may be, at the respective address set forth below. Notices shall be transmitted, or delivered as follows: (1) personal delivery, (2) express or courier service, or (3) facsimile, provided that an original copy is transmitted by the United States Postal Service or express or courier service. Notices shall be deemed to be delivered the earlier of (a) the date received, or
(b) two (2) business days after deposit with an express or courier service.

          Seller's Address for Notice:

                  SIMEON Commercial Properties
                  655 Montgomery St., Suite 1190
                  San Francisco, California 94111
                  Attn: Rajiv Parikh
                  Facsimile: (415) 986-2130

          with a copy to:

                  Rockwood Capital Corporation
                  Two Embarcadero Center, 23rd Floor
                  San Francisco, California 94111

                  Attn: Tyson Skillings
                  Facsimile: (415) 788-7054

          and a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  55 Second Street, 24th Floor
                  San Francisco, California 94105
                  Attn: Charles V. Thornton and Scott D. Hettema
                  Facsimile: (415) 856-7100

          Buyer's Address for Notice:

                  Inland Real Estate Acquisitions, Inc.
                  2901 Butterfield Road
                  Oak Brook, Illinois 60523
                  Attention: Louis Quilici, Senior Vice President
                  Facsimile: (630) 218-4935

          with a copy to:

                  The Inland Real Estate Group, Inc.
                  2901 Butterfield Road
                  Oak Brook, Illinois 60523
                  Attention: Robert Baum, General Counsel
                  Facsimile: (630) 218-4935 and (630) 571-2360

Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner above specified.

          10.19 MUTUAL WAIVERS OF JURY TRIAL AND CERTAIN DAMAGES. BUYER AND SELLER EACH HEREBY EXPRESSLY, IRREVOCABLY, FULLY AND FOREVER RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHT TO TRIAL BY JURY AND ALL RIGHT TO RECEIVE PUNITIVE, EXEMPLARY AND CONSEQUENTIAL DAMAGES FROM THE OTHER (OR ANY PAST OR FUTURE BOARD MEMBER, TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE, MEMBER, PARTNER, AGENT, REPRESENTATIVE OR ADVISOR OF THE OTHER) IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH BUYER OR SELLER IS A PARTY, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: THIS AGREEMENT; ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT; ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT; OR THE ENFORCEMENT OF THIS AGREEMENT. BUYER AND SELLER AGREE THAT THIS

AGREEMENT CONSTITUTES WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREE THAT BUYER AND SELLER EACH HAS THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

          10.20 Notwithstanding anything to the contrary contained in this Agreement, in accordance with Treasury Regulations Section 1.6011-4(b)(3)(iii), the parties hereto (and each employee, representative, or other agent of any party hereto may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to any party hereto relating to such tax treatment and tax structure. However, any information relating to tax treatment or tax structure shall remain subject to any confidentiality provisions of this Agreement (and the preceding sentence shall not apply) to the extent, but only to the extent, reasonably necessary to enable the parties hereto to comply with applicable securities laws. For purposes of this Section 10.20, "tax structure" means any fact that may be relevant to understanding the federal income tax treatment of the transaction.

          10.21 COOPERATION WITH AUDIT. Seller acknowledges that Buyer may be required to make certain filings with the Securities and Exchange Commission (the "SEC FILINGS") related to the most recent pre-acquisition fiscal year (the "AUDITED YEAR") for the Property. Seller agrees to deliver to Buyer such information and execute such documents or instruments as may be necessary or appropriate to complete such SEC Filings including, without limitation, the SEC Audit Items (defined below) in Seller's possession or control, provided that (i) Seller's cooperation in such regard shall be at no additional cost, expense or liability whatsoever to Seller, (ii) no additional delays in the scheduled Closing Date are caused by such exchange, and (iii) Seller shall not be required to deliver any information which Seller deems to be proprietary or confidential. As used herein, "SEC AUDIT ITEMS" means, collectively: (1) Seller's bank statements for the Audited year; (2) Seller's rent roll as of the end of the Audited Year; (3) Seller's operating statements for the Audited Year; (4) Seller's general ledger for the Audited Year; (5) Seller's Cash receipts schedule for each month in the Audited Year; (6) invoices for expenses and capital improvements with respect to the Property in the Audited Year; (7) Copies of Seller's insurance documentation with respect to the Property for the Audited Year; and (8) Copies of Seller's accounts receivable aging as of the end of the Audited Year and an explanation for all accounts over 30 days past due as of the end of the Audited Year. This SECTION 10.21 shall survive the Closing.

                            (SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

                             SELLER:

                             LARKSPUR LANDING, LLC,
                             a Delaware limited liability company


                             By:   SimRock Properties, LLC,
                                   a Delaware limited liability company
                             Its:  Manager

                                   By:   SimLark, L.P.,
                                         a California limited partnership
                                   Its:  Managing Member

                                         By:   SIMEON Commercial Properties,
                                               a California corporation
                                         Its:  General Partner


                                               By: /s/ Piersin R. Forbes
                                                  ---------------------------
                                               Name: Piersin R. Forbes
                                                    -------------------------
                                               Title:  SR. V.P.
                                                      -----------------------


                             BUYER:

                             INLAND REAL ESTATE ACQUISITIONS, INC.,
                             an Illinois corporation


                             By: /s/ Louis Quilici
                                 ------------------------------------
                             Name: Louis Quilici
                                  -----------------------------------
                             Title: Senior Vice President
                                   ----------------------------------


                      (AGREEMENT OF ESCROW HOLDER FOLLOWS)

                                  ESCROW HOLDER

     The undersigned hereby agrees to act as the Escrow Holder pursuant to the foregoing Agreement.

                                CHICAGO TITLE INSURANCE
                                COMPANY


                                By:
                                    ------------------------------------
                                Name:  Nancy Castro
                                      ----------------------------------
                                Title:  Assistant Vice President/Senior
                                       ---------------------------------
                                        Escrow Officer
                                       ---------------------------------
                                Dated:
                                       ---------------------------------

                                ----------------------------------------

                                Address:    171 N. Clark Street
                                           -----------------------------
                                            Chicago, Illinois 60523
                                           -----------------------------

                                ----------------------------------------

                                ----------------------------------------

                                ----------------------------------------
                                Attn:       Nancy Castro
                                           -----------------------------
                                Phone:      (312) 223-2709
                                           -----------------------------
                                Facsimile:  (312) 223 2108
                                           -----------------------------

                                    EXHIBITS

EXHIBIT A      Property Description
EXHIBIT B      Intentionally Deleted
EXHIBIT C      Due Diligence Completion and Decision Dates
EXHIBIT D      List of Due Diligence Materials
EXHIBIT E      Schedule of Leases
EXHIBIT F      List of Service Contracts
EXHIBIT G      Intentionally Deleted
EXHIBIT H      Form of Tenant Estoppel Certificates
EXHIBIT I      Intentionally Deleted
EXHIBIT J      Form of Deed
EXHIBIT K      Form of Bill of Sale
EXHIBIT L      Form of Assignment and Assumption Agreement
EXHIBIT M      Form of General Assignment
EXHIBIT N      Form of Owner's Statement
EXHIBIT O      E&O Lease Terms

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

ALL THAT CERTAIN real property situate in the City of Larkspur, County of Marin, State of California, described as follows:

Lots 335 through 338, inclusive, as shown upon that certain Map entitled "Map of Larkspur Landing", filed for record August 12, 1977 in Volume 17 of Maps, at Page 5, Marin County Records.

                                    EXHIBIT B

                              INTENTIONALLY DELETED

                                    EXHIBIT C

                   DUE DILIGENCE COMPLETION AND DECISION DATES


Effective Date                                      December 12, 2003

Initial Deposit non-refundable                      December 16, 2003

Natural Hazard Report to be delivered to Buyer      December 21, 2003

Title Objections due                                December 16, 2003

Seller's Title Notice due                           December 19, 2003

Contingency Date                                    December 22, 2003

Additional Deposit Non-Refundable                   December 22, 2003

Closing deliveries due                              January 12, 2004

Closing Date                                        January 13, 2004, or such
                                                    earlier or later date as
                                                    Buyer and Seller may
                                                    mutually agree.

                                    EXHIBIT D

                         LIST OF DUE DILIGENCE MATERIALS

                                 INITIAL PACKAGE

Rent Roll                                          Rent Roll as of 9/17/03

Lease Documents, Addendums and Agreements          See Attached Worksheet Tab for Leases

Tenant Expense Reimbursement Schedules             Operating Expenses - 2003 Estimated

Recovery Letters to Tenants                        2002 CAM Reconciliations Letters and 2003 CAM Estimates Letters

Commencement Letters                               Commencement Date Memorandums - for California State Automobile
                                                   Inter-Insurance Bureau, Bay Area Wireless Resource, Inc., Bed, Bath &
                                                   Beyond, Inc., Determined Productions, Inc., Fidelity Brokerage Services,
                                                   LLC, Jaeger & Associates, Inc., Brendan Moylan, Robert Buerger and Brian
                                                   Inciard, Red Hill Studios, Inc., Weight Watchers North America, Inc., and
                                                   The Yoga Studio, LLC

Rent Increase Letters (CPI)                        CPI Increase Letters for tenants who have CPI increase clauses in their leases

                                                   For Year To Date August 2003, and for Years 2002, 2001, and 2000

Property Tax Bills                                 Real Estate Property Tax History and Bills from 1993/1994 through 2003/2004 for
                                                   Parcel No. 018-191-01

Operating Statements (last 3 years), YTD Result    Operating Statements for Year To Date 10/2003 and Year End 12/31/02 and Year End
                                                   12/31/01

Accounts Payable/Receivable                        Accounts Receivable Prepaids as of 9/30/03

Historical Capital Expenditures                    Capital Budgets since purchase 4/99 to 9/03

Utility Bills - Monthly YTD and prior 12 months    Marin Sanitary Service Invoices from 8/02 through 9/03
                                                   Marin Municipal Water District bills from 8/02 through 8/03
                                                   Pacific Gas and Electric bills from 9/26/02 through 9/25/03

Vendor List and Service Contracts                  See attached listing

LEGAL

Legal description and ALTA Survey                  A.L.T.A. Survey prepared by Kier & Wright, dated and last revised 3/24/99

Licenses and Permits                               Permit to Operate an Elevator dated 1/27/03 and will expire on 1/27/04

Proof of Insurance                                 Certificates of Liability Insurance - liability and excess coverage -
                                                   coverage period from 9/1/03 to 9/1/04 - insurers are Firemans Fund
                                                   Insurance Co. and American Guarantee & Liability

                                                   Evidence of Property Insurance - All Risk Property Insurance - coverage period from 9/1/03 to 9/1/04 - insurer is Firemans Fund

Zoning                                             Ordinance No. 912 - City of Larkspur - amending uses in the Larkspur Landing
                                                   Shopping Center

                                                   Ordinance #688 dated 11/3/82, #807 dated 9/5/90, #858 dated 10/12/93, #872 dated 6/13/95, and #888 dated 11/18/97

Site Plan/Survey (Blueprint or 8.5x11)             Site Plan

Personal Property                                  Office Furniture and Equipment Inventory, Outdoor Furniture and Storage
                                                   Areas Inventory, Storage Area Inventory, Personal Property Belonging To
                                                   Vendors, Terracotta Pot Inventory

                                     LEASES

          24 HOUR FITNESS                          Lease                               8/1/89

                                                   First Amendment                     5/8/90

                                                   Letter Agreement Amending Lease     3/18/91

                                                   Second Amendment                   11/22/93

                                                   Third Amendment                     1/4/96

                                                   Letter                              9/8/97

                                                   Fourth Amendment                    May-00

                                                   Revocable License Agreement        11/28/01

          ALL CALIFORNIA MORTGAGE, INC             Lease                               3/7/94

                                                   First Amendment                     11/1/01

                                                   Second Amendment                    9/27/02

                                                   Commencement Letter                 9/27/02

          ALLSTATE INSURANCE (RICHARD SCHULDT)     Lease                              10/13/98

                                                   First Amendment                     12/1/01

          AMERICAN NAILS (ANDY V. AND              Lease                               8/31/96
          XUAN-LAN NGUYEN

                                                   First Amendment                     9/18/96

                                                   Second Amendment                    7/31/03

          ASHER CLINIC / SOLD TO MATRIX            Lease                               9/30/94
          REHABILITATION, INC.

                                                   Certificate of Tenant and Term      6/5/95
                                                   Agreement

                                                   First Amendment                     8/1/95

                                                   Assignment and Assumption of        5/1/97
                                                   Lease and Lessor's Consent

                                                   Global Settlement Agreement and     9/4/97
                                                   Mutual Release of All Claims

                                                   Purchase and Sale Agreement         3/5/98

                                                   Assignment of Lease and Consent     5/1/97
                                                   of Landlord

          AVANTI FINE ARTS (TONY PERNICONE)        Lease                               8/7/02

                                                   First Amendment                     11/1/02

          BAY WIRELESS RESOURCE                    Lease                               4/14/03

          BED BATH & Beyond                        Lease                               June-02

                                                   Memorandum of Lease                 June-02

          DR. TIMOTHY G. BRICCA, D.D.S.            Lease                               4/15/88

                                                   First Amendment                     3/25/93

                                                   Second Amendment                    4/27/98

                                                   Third Amendment                     8/5/03

          ROBERT BUERGER AND BRIAN INCIARD         Lease                               5/6/03

                                                   Commencement Date Memorandum        5/28/03

          CALIFORNIA STATE AUTOMOBILE              Lease                               3/10/03
          INTER-INSURANCE BUREAU

          COOPER ALLEY                             Lease                               Jun-01

          DETERMINED PRODUCTIONS, INC.             Lease                              12/21/00

          FIDELITY BROKERAGE SERVICES, LLC         Lease                               2/1/01

          GENERAL NUTRITION CENTER                 Lease                               10/5/93

                                                   Certificate of Tenant and Term      1/13/94
                                                   Agreement

                                                   Letter                              7/27/98

          GOLDEN GATE PRINTING (VESTA              Lease                               2/27/96
          INDUSTRIES, INC.)
                                                   First Amendment                     7/6/98

                                                   Second Amendment                    1/15/03

                                                   Third Amendment                     9/3/03

          J.R. MUGGS                               Lease                               3/18/87

                                                   Certificate of Tenant and Term      6/11/87
                                                   Agreement

                                                   First Amendment                     2/24/92

                                                   Second Amendment                    6/10/97

                                                   Third Amendment                     3/1/02

                                                   Letter                              6/30/03

          JAEGER & ASSOCIATES                      Lease                               5/22/02

          LARK SHOES AND REPAIR (HARRY AND         Lease                              10/26/78
          MAGGIE KAPELIAN)
                                                   First Amendment                     9/1/80

                                                   Extension of Lease                 10/31/88

                                                   Lease                               3/16/94

                                                   Lease                              12/14/01

          LARKSPUR LANDING OPTOMETRY               Lease                               1/31/97

                                                   First Amendment                     1/6/03

          LARKSPUR LANDING VETERINARY HOSPITAL     Lease                               8/28/78

                                                   First Amendment                     9/1/80

                                                   Second Amendment                    7/31/89

                                                   Letter Agreement                    8/28/78

                                                   Third Amendment                     6/15/93

                                                   Assignment of Lease                 9/10/96

                                                   First Amendment to Assignment of   11/15/96
                                                   Lease

          MARIN BREWING COMPANY                    Lease                               7/1/88

                                                   First Amendment                     10/6/88

                                                   Certificate of Tenant and Term      4/3/89
                                                   Agreement

                                                   Second Amendment                    7/8/91

                                                   Third Amendment                     7/8/91

                                                   Certificate of Tenant and Term     10/18/91
                                                   Agreement

                                                   Fourth Amendment                    2/16/94

                                                   Lease                               Apr-03

                                                   Letter                              4/16/01

                                                   First Amendment                     10/1/03

          MARIN VISITORS BUREAU                    Lease                               6/4/98

                                                   First Amendment

                                                   Second Amendment                    8/30/02

          MAXWELL CLEANERS                         Lease                               9/15/90

                                                   First Amendment                    12/31/90

                                                   Letter Agreement                   9/15/90

                                                   Certificate of Tenant and Term     10/21/91
                                                   Agreement

                                                   Second Amendment                    3/13/01

          NOONAN RESTAURANT (BRENDAN MOYLAN)       Lease (expired)                     3/17/78

                                                   Certificate of Lease (expired)      7/16/79

                                                   (expired)                           9/1/80

                                                   Extension of Lease (expired)       11/20/89

                                                   Extension of Lease (expired)        7/27/94

                                                   Amendment (expired)                 7/29/97

                                                   Lease                               Mar-01

                                                   First Amendment                     5/24/02

          NORMAN MAHAN JEWELERS                    Lease                               4/1/02

                                                   First Amendment                     2/1/03

          OLIVER ALLEN CORPORATION, INC.           Lease                               12/6/94

                                                   First Amendment                     9/15/95

                                                   Certificate of Tenant and Term      9/18/95
                                                   Agreement

                                                   Second Amendment                    1/15/99

                                                   Settlement Agreement                1/15/99

          THE RAGGED SAILOR GALLERY AND FRANERY    Lease                               8/31/78
          (COBB BLAKE)

                                                   Certificate of Lessee               8/2/79

                                                   First Amendment                     9/1/80

                                                   Second Amendment                    6/8/81

                                                   Third Amendment                     11/2/81

                                                   Extension of Lease                  7/7/86

                                                   Fifth Amendment                     8/1/88

                                                   Letter Agreement                    8/31/78

                                                   Sixth Amendment                     1/28/92

                                                   Seventh Amendment                   2/1/94

                                                   Eight Amendment                     5/2/95

                                                   Ninth Amendment                     1/15/96

                                                   Tenth Amendment                     1/31/97

                                                   Lease                               3/2/01

          RED FILL STUDIOS, INC.                   Lease                               6/3/02

          ROADRUNNER BURRITO                       Lease                              12/15/93

                                                   First Amendment                     1/31/97

                                                   Second Amendment                    undated

                                                   Third Amendment                     7/1/99

                                                   Letter                              6/29/01

                                                   Letter                              6/28/02

                                                   Letter                              6/25/03

          SUSHI KO (JAMES M. TASLEY)               Lease                               4/1/81

                                                   First Amendment                    10/19/81

                                                   Extension of Lease                  6/22/84

                                                   Extension of Lease                  8/15/89

                                                   Second Amendment                    8/31/99

          TOGO'S (MICHAEL AND CAROL GRUBLER)       Lease                               3/15/98

          TRAVELEX AMERICA (ATM)                   Lease                               7/24/97

                                                   Assignment of Lease                 undated

          WEIGHT WATCHERS NORTH AMERICA, INC.      Lease                               3/1/88

                                                   First Amendment                     5/13/91

                                                   Lease Assignment and Assumption     9/27/92

                                                   Second Amendment                    10/1/01

                                                   Lease                              11/20/02

                                                   Commencement Date Memorandum        12/1/02

          YOGA STUDIO                              Lease                               2/15/02

                                                   Commencement Date Memorandum        undated

                                    CONTRACTS

       ADT Alarm and Security Systems, Inc.       Fire sprinkler flow monitoring              4/1/96
                                                  Buildings 1-5

       Empire Elevator Co., Inc.                  Elevator Maintenance & 24 hour              9/1/03
                                                  monitoring

       C & C Security Patrol, Inc.                Center Security                             8/24/03

       Diversified Fire Protection                24 hour monitoring of buildings             9/21/01
                                                  1201, 1401, 1601, 2601, & 2801

       Diablo Hydrojetting                        Sewer line maintenance                      3/16/98

       Gardener's Guild, Inc.                     Landscaping                                 9/21/01

       Crystal Clear Pools Service,               Fountain Maintenance                        3/17/02
       Supplies, and Repairs

       MBM                                        Janitorial Service                          1/1/98

       Mainstreet Awning Maintenance              Awning cleaning                             9/24/99

       Muzak Limited Partnership                  Music in Buildings 1-5                      7/21/95

       Republic Electric                          Parking Lot                                 2/1/03

       Terminix                                                                              11/16/01

       U.S. Bancorp/BLC Capital - Office          Trash compactor Lease                       10/6/97
       Equipment Finance Services

                               TRAILING DOCUMENTS

                                                   DATE SENT TO
                                                   INLAND GROUP
                                                    BY SECURED
 #                       ITEMS                     CAPITAL CORP                        COMMENT
-------------------------------------------------------------------------------------------------------------------


  1     Environmental Assessment Report              11/10/03     Sent with Best and Final Offer Letter.
        (Phase 1)

  2     24 Hour Fitness - Lease (H.E.C.              11/24/03     Lease - Dated 8/1/89
        Investments, Inc., dba 24 Hour
        Nautilus Centers)

  3     24 Hour Fitness - First Amendment            11/24/03     First Amendment - Dated 5/8/90
        (H.E.C. Investments, Inc., dba 24 Hour
        Nautilus Centers)

  4     24 Hour Fitness - Second Amendment           11/24/03     Dated 11/22/93
        (H.E.C. Investments, Inc., dba 24 Hour
        Nautilus Centers)

  5     24 Hour Fitness - Third Amendment            11/24/03     1/4/1996
        (H.E.C. Investments, Inc., dba 24 Hour
        Nautilus Centers)

  6     24 Hour Fitness - Letter Agreement           11/24/03     Dated 3/4/92
        (H.E.C. Investments, Inc., dba 24 Hour
        Nautilus Centers)

  7     24 Hour Fitness - Court Case Settlement      11/24/03     Including Letters dated 9/8/97 from Giannini, Valinoti
        Documents (H.E.C. Investments, Inc., dba                  & Dito; Global Settlement Agreement and Mutual Release
        24 Hour Nautilus Centers)                                 of All Claims dated 9/4/97; Attached Exhibit A entitled
                                                                  Exclusive Services and Cross-Promotion / Referral
                                                                  Agreement dated 8/25/97 and Incorporated as the May
                                                                  1997 Addendum to the 8/1/89 Lease; Agreement dated 8/25/97
                                                                  - Supplementing the Addendum to Leases, Exclusive Services
                                                                  and Cross-Promotional Referral Agreement; Request For
                                                                  Dismissal - Case No. 168662 - Breach of Contract - dated
                                                                  4/30/97 and filed 9/5/97 with the Marin County Court,
                                                                  Superior Court Division; and Request For Dismissal - Case
                                                                  No. 168662 - Breach of Lease - dated 5/5/97 and filed 9/5/97 with the Marin County Court, Superior Court Division

  8     24 Hour Fitness - Fourth Amendment           11/24/03     Dated May 2000
        (H.E.C. Investments, Inc., dba 24 Hour
        Nautilus Centers)

  9     24 Hour Fitness - Revocable License          11/24/03     Dated 1/28/01
        Agreement (H.E.C. Investments, Inc.,
        dba 24 Hour Nautilus Centers)

  10    Determined Productions, Inc. - Lease         11/24/03     Dated 12/21/00

  11    Travelex America - Lease For ATM             11/24/03     Dated 7/24/97
        Machine

  12    Travelex America - Assignment of Lease       11/24/03     Dated 7/9/01 (legibility of Consent of Landlord
        For ATM Machine                                           signed date very poor)

  13    First Amendment to General Nutrition         11/25/03     Dated 11/20/03; Lease term to expire 6/30/04; Rent
        Corporation lease                                         amended

  14    Simeon List of Documents Available for       11/26/03     Simeon Office - San Francisco
        Review at Simeon Office

  15    Tenant Contact Information                    12/4/03     List for Existing Tenants

  16    Starbucks Letter of Intent                    12/4/03     Dated 8/12/03

  17    First Amendment for lease of Larkspur         12/5/03     Dated 1/5/03; Lease term to be extended from 7/1/02
        Landing Optometry (Dr. Gina Day and                       to 6/30/08 with Rent Modification
        Dr. Edward Haack)

  18    Second Amendment to lease of Tony             12/5/03     Dated 11/20/03; Substitution of premises to Suite 2201
        Pernicone dba Avanti Fine Arts                            from Suites 2007 and 2013 - Modification of rent; Term
                                                                  expired 10/31/02 and is now extended on a month to
                                                                  month basis

  19    Rent Roll As Of 11/30/03                      12/5/03

  20    Larkspur Landing Advertising,                 12/8/03
        Marketing, Promotional Expense Budget

  21    Blank Standard Form Lease - Retail            12/8/03

  22    Blank Standard Form Lease - Office            12/8/03

  23    Certificates of Occupancy - Noonan's          12/8/03
        and Fidelity

  24    Evidence of Insurance - For Each              12/8/03
        Tenant

  25    Leasing Plan - Terranomics Leasing            12/8/03
        Report As Of October 2003

  26    Aged Receivables - As Of                      12/8/03
        November 30, 2003

  27    Summary Of Recent Lease Transactions          12/8/03
        - Included In Rent Roll Dated
        October 2003

  28    Building Plans And Warranty Binders -         12/8/03     On Site Contact Information
        On Site At Larkspur Landing Property
        Management Office - Contact
        Susan S. Griffin at 510-839-5248 -
        her E-Mail address is

        sgriffin@simprop.com

  29    Inventories of Larkspur Landing Blue          12/9/03     Two lists - the documents are available or review
        Prints, Manuals, and Binders                              on-site.

                                TENANT FINANCIALS

TENANT                        SUITE NO.   DOCUMENT
--------------------------------------------------------------------------------
Allstate                        #2403     Personal Financial Statements for
                                          Richard Schuldt

American Nails                  #2203     Form 1040 - YE 1999 and 1998 for
                                          Sau Truong

Asher Clinic                    #2801     Benchmark Medical, Inc.
                                          Consolidated Financials
                                          Statements for 12/31/00, 12/31/01
                                          - Benchmarks of 1/23/03 became
                                          the owner of Asher from Beverly
                                          Enterprises

Timothy G. Bricca DDS           #1201A    Form 1040 - 1987 for Timothy G.
                                          and Janice R. Bricca

Golden Gate Printing            #1601     Shahrod and Mahtab Shojazadegon
                                          Financial Statement (undated);
                                          Vesta Industries, Inc. Balance
                                          Sheet as of 2/29/96; Small
                                          Business Advisory Report dated
                                          3/13/96

Larkspur Landing Veterinary     #1019     Curtis Press, DVM; Mary Press, DVM -
Hospital                                  See Personal Financial Statement
                                          on last page of Business Plan

Lark Shoes and Repair           #2239     Personal Financial Statement
                                          (poor quality) dated 10/17/78 for
                                          Hrair Kupelian

Marin Brewing Co.               #1809     Confidential Private Investment
                                          Memorandum dated 8/98

Norman Mahan Jewelers           #2211     Joint financial Condition dated
                                          5/23/77 for Norman K. and
                                          Linda S. Mahan

                                    EXHIBIT E

                               SCHEDULE OF LEASES

                                                               LEASE
  LEGAL NAME OF TENANT              TYPE OF ENTITY             DATE       AMENDMENTS, ETC.
-----------------------------------------------------------------------------------------------------------------------------
24 Hour Fitness, Inc. fka       California corporation         8/1/89     First Amendment of Lease
H.E.C Investments, Inc.                                                         dated 5/--/1990
                                                                          Certificate of Tenant and Term Agreement
                                                                                dated 7/11/1990
                                                                          Letter Agreement Amending Lease
                                                                                dated 3/18/1991
                                                                          Certificate of Tenant and Term Agreement
                                                                                dated 12/1/1992
                                                                          Second Amendment of Lease
                                                                                dated 11/22/1993
                                                                          Storage Agreement
                                                                                dated 5/15/1995
                                                                          Third Amendment of Lease
                                                                                dated 1/4/1996
                                                                          Certificate of Tenant and Term Agreement
                                                                                dated 8/1/1996
                                                                          Fourth Amendment to Lease
                                                                                dated 5/2000.

All California Mortgage, Inc.   California corporation         3/7/94     First Amendment to Shopping Center Lease
                                                                                dated 11/1/2001
                                                                          Second Amendment to Shopping Center Lease Agreement
                                                                                dated 9/27/2002.

Richard Schuldt dba Allstate    individual                    10/13/98    Letter Agreement
Insurance                                                                       dated 11/4/1998
                                                                          Letter Agreement
                                                                                dated 12/1/1998
                                                                          First Amendment to Shopping Center Lease Agreement
                                                                                dated 12/1/2001.

Hai Thi Cao and Sau Van         married couple                 8/2/96     First Amendment of Shopping Center Lease
Truong dba American Nails                                                       dated 9/18/1996
                                                                          Second Amendment to Shopping Center Lease
                                                                                dated 7/31/2003.

                                                               LEASE
  LEGAL NAME OF TENANT              TYPE OF ENTITY             DATE       AMENDMENTS, ETC.
-----------------------------------------------------------------------------------------------------------------------------
Benchmark Medical Holdings,     Delaware corporation           9/30/94    Certificate of Tenant and Term Agreement
Inc. dba Asher Clinic                                                           dated 6/5/1995
                                                                          First Amendment of Lease
                                                                                dated 8/1/1995
                                                                          Assignment and Assumption of Asher Clinic Lease and
                                                                          Lessor's Consent
                                                                                dated 5/1/1997
                                                                          Consent to Change Control of Tenant
                                                                                dated 1/23/2003.

Travelex America, Inc.          Delaware corporation           7/24/97    Assignment of Lease with Landlord's Consent
                                                                                dated 3/9/2001.

Tony Pernicone dba Avanti       individual                     8/7/02     First Amendment to Larkspur Landing Shopping Center
Fine Arts                                                                 Retail Lease Agreement
                                                                                dated 11/1/2002
                                                                          Second Amendment to Larkspur Landing Shopping Center
                                                                          Retail Lease Agreement
                                                                                dated 11/20/2003

Bay Area Wireless Resource,     California corporation         4/14/03    Commencement Date Memorandum dated 4/14/2003
Inc.

Bed Bath & Beyond Inc.          New York corporation           6/1/02     Commencement Date Memorandum dated 12/02/2002; Lease
                                                                          Area Verification by Casco dated 2/24/2003

Timothy G. Bricca, DDS          Individual                     4/15/88    First Amendment of Lease
                                                                                dated 3/25/1993
                                                                          Second Amendment of Lease
                                                                                dated 4/27/1998
                                                                          Third Amendment of Shopping Center Lease
                                                                                dated 8/5/2003.

California State Automobile     California reciprocal          3/10/03    N/A
Inter-Insurance Bureau dba      Inter-insurance exchange
CSAA Insurance

                                                               LEASE
  LEGAL NAME OF TENANT              TYPE OF ENTITY             DATE       AMENDMENTS, ETC.
-----------------------------------------------------------------------------------------------------------------------------
Cooper Alley, Inc.              California corporation        6/--/2001   N/A

Determined Productions Inc.     California corporation         12/21/00   Commencement Date Memorandum
                                                                                dated 12/21/2000

Fidelity Brokerage Services,    Delaware limited liability     2/1/01     Commencement Date Memorandum
LLC                             company                                         dated 2/1/2001

General Nutrition Corporation   Pennsylvania corporation       10/5/93    Certificate of Tenant and Term Agreement
                                                                                dated 1/13/1994
                                                                          First Amendment to Shopping Center Lease
                                                                                dated 11/20/2003.

Vesta Industries, Inc. dba      California corporation         2/27/96    First Amendment of Lease
Golden Gate Printing                                                            dated 7/6/1998
                                                                          Second Amendment to Shopping Center Lease
                                                                          Agreement and Ratification of Guaranty
                                                                                dated 1/15/2003.

J.R. Muggs                      California corporation         3/18/87    First Amendment Extension of Lease
                                                                                dated 2/24/1992
                                                                          Second Amendment of Lease
                                                                                dated 6/10/1997
                                                                          Third Amendment to Shopping Center Lease
                                                                                dated 3/1/2002
                                                                          Tenant Estoppel
                                                                                dated 10/1/2003.

Jaeger & Associates, Inc.       California corporation         5/22/02    Commencement Date Memorandum dated 5/22/2002

Harry and Maggie Kapelian dba   individuals                    12/14/01   N/A
Lark Shoe Repair

Dr. Gina Day dba Larkspur       individual                     1/31/97    Letter Agreement
Landing Optometry                                                               dated 4/1/2002
                                                                          First Amendment to Shopping Center Lease Agreement
                                                                                dated 1/6/2003.

                                                               LEASE
  LEGAL NAME OF TENANT              TYPE OF ENTITY             DATE       AMENDMENTS, ETC.
-----------------------------------------------------------------------------------------------------------------------------
Curtis Press and Mary Press     individuals                    8/28/78    Certificate of Lessee
dba Larkspur Landing                                                            dated 6/26/1979
Veterinary Hospital                                                       First Amendment to Shopping Center Lease
                                                                                dated 9/1/1980
                                                                          Second Amendment of Lease
                                                                                dated 7/31/1989
                                                                          Letter Agreement Amending Lease
                                                                                dated 3/18/1991
                                                                          Third Amendment of Lease
                                                                                dated 6/15/1993
                                                                          Assignment of Lease
                                                                                dated 9/10/1996
                                                                          First Amendment to Assignment of Lease
                                                                                dated 11/15/1996.

Marin Brewing Company Limited   California limited             4/1/01     First Amendment
                                partnership                                     dated 10/1/2003.

Marin County Department of      public office                  6/4/98     First Amendment to Shopping Center Lease
Parks, Open Space and                                                           dated 12/10/2001
Cultural Services dba Marin                                               Second Amendment to Shopping Center Lease
County Convention and                                                     Agreement
Visitors Bureau                                                                 dated 8/30/2002.

Maxwell the Cleaner, Inc.       California corporation        9/15/90     First Amendment of Lease
                                                                                dated 12/31/1990
                                                                          Letter Agreement Amending Lease
                                                                                dated 3/18/1991
                                                                          Certificate of Tenant and Term Agreement
                                                                                dated 10/21/1991
                                                                          Landlord's Consent
                                                                                dated 11/14/1996
                                                                          Second Amendment of Lease
                                                                                dated 3/13/2001.

Brendan Moylan dba Noonan's     individual                     4/1/02     First Amendment to Shopping Center Retail Lease
Restaurant                                                                Agreement
                                                                                dated 2/1/2003.
                                                                          Commencement Date Memorandum dated 4/1/2002;

Norman Mahan, Inc. dba Norman   California corporation         3/1/01     First Amendment
Mahan Jewelers                                                                  dated 5/24/2002.

Oliver-Allen Corporation, Inc.  California corporation        12/6/94     First Amendment of Lease
                                                                                dated 9/15/1995
                                                                          Certificate of Tenant and Term Agreement
                                                                                dated 9/18/1995
                                                                          Second Amendment of Lease
                                                                                dated 1/22/1999.

                                                               LEASE
  LEGAL NAME OF TENANT              TYPE OF ENTITY             DATE       AMENDMENTS, ETC.
-----------------------------------------------------------------------------------------------------------------------------
Robert Buerger and Brian        individuals                    5/6/03     Commencement Date Memorandum dated 5/6/2003
Inciardi dba Pacific Liberty
Mortgage

Cobb Blake dba Ragged Sailor    individual                     3/2/01     First Amendment to Commercial Lease Agreement
Gallery and Framing                                                             dated 4/1/2003.

Red Hill Studios, Inc.          California corporation         6/3/02     Commencement Date Memorandum dated 6/3/2002

Burrito Rama, Inc. dba          California corporation        12/15/93    Certificate of Tenant and Term Agreement
Roadrunner Burrito                                                              dated 5/19/1995
                                                                          First Amendment of Lease
                                                                                dated 1/31/1997
                                                                          Second Amendment of Lease
                                                                                Undated
                                                                          Third Amendment to Shopping Center Lease Agreement
                                                                                dated 7/1/1999.

Sushi Man, Inc. dba Sushi-Ko    California corporation         4/1/81     First Amendment to Shopping Center Lease
                                                                                dated 10/19/1981
                                                                          Extension of Lease
                                                                                dated 6/22/1984
                                                                          Extension of Lease
                                                                                dated 8/15/1989
                                                                          Second Amendment to Shopping Center Lease
                                                                          Agreement
                                                                                dated 8/31/1999.

Michael and Carol Grubler dba   individuals                    3/15/98     N/A
Togo's Delicatessen

Weight Watchers North           Delaware corporation          11/20/02    Commencement Date Memorandum dated 12/2/2002
America, Inc.

The Yoga Studio, LLC            California limited             2/15/02    Commencement Date Memorandum dated 12/2/2002
                                liability corporation

                                    EXHIBIT F

                            LIST OF SERVICE CONTRACTS

        VENDOR NAME           DATE OF CONTRACT          TYPE OF SERVICE
-------------------------------------------------------------------------------
ADT Alarm                           4/1/96       Fire sprinkler flow monitoring
                                                 buildings 1-5

Empire Elevator                     9/1/03       Elevator maintenance & 24-hour
                                                 monitoring

C & C Security                     8/24/03       Center security

Diversified Fire Protection        9/21/01       24-hr monitoring bldgs. 1201,
                                                 1401, 1601, 2601 & 2801

Diablo Hydrojetting                3/16/98       Sewer line maintenance

Gardener's Guild                   9/21/01       Landscape maintenance

Crystal Clear                      3/17/02       Fountain maintenance

MBM                                 1/1/98       Janitorial service

Mainstreet Awning                  9/24/99       Awning cleaning

Muzak                              1/21/03       Music in buildings 1-5

Republic Electric                   2/1/03       Parking lot light replacement

      VENDOR NAME             DATE OF CONTRACT           TYPE OF SERVICE
--------------------------------------------------------------------------------
Terminix                          11/16/01

U.S. Bancorp/BCL Capital           10/6/97       Trash compactor lease

                                    EXHIBIT G

                              INTENTIONALLY DELETED

                                    EXHIBIT H

                      FORM OF TENANT ESTOPPEL CERTIFICATES

                   Tenant Estoppel Certificate Form - General

     To:

     Inland Real Estate Acquisitions, Inc., and
     Inland Western Larkspur-Drake, L.L.C.
     and its respective lenders, successors and assigns (collectively,
       "Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Sharon Anderson-Cox


Re: Lease Agreement dated ______________ and amended _______________ ("Lease"), between _______________________________________________ as "Landlord", and,
     as "Tenant", guaranteed by _______________________________________________
     ("Guarantor") for leased premises known as (the "Premises") of the property commonly known as (the "Property").

1. Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

     a. Dates of all amendments, letter
        agreements, modifications and waivers
        related to the Lease

     b. Commencement Date

     c. Expiration Date

     d. Current Annual Base Rent

                                            ADJUSTMENT DATE     RENTAL AMOUNT

     e. Fixed or CPI Rent Increases         _______________   __________________

     f. Square Footage of Premises

     g. Security Deposit Paid to Landlord

     h. Renewal Options                     _____ Additional Terms for
                                            ________ years at $________ per year

     i. Termination Options                 Termination Date ___________________
                                            Fees Payable _______________________

2.   Tenant further certifies to Purchaser that:

     a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

     b. the Lease has not been assigned and the Premises have not been sublet by Tenant;

     c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

     d. Tenant is open for business or is operating its business at the Premises;

     e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

     f. Landlord has no obligation to segregate the security deposit or to pay interest thereon;

     g. Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;

     h. Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;

     i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));

     j. Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;

     k. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property;

     l. no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;

     m. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;

     n. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;

     o. the Lease does not give the Tenant any operating exclusives for the Property; and

     p. Rent has been paid through ______________ ,2003.

3. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property. Tenant acknowledges that Purchaser's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer's lender or its successors and assigns. In the event that a lender succeeds to landlord's interest under the Lease, Tenant agrees to attorn to the lender at lender's request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Purchaser (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.


                                                      [TENANT]
                                                      By:
                                                      Its:
                                                          ----------------------
                                                      Date:           , 2003
                                                           -----------

                                    EXHIBIT I

                              INTENTIONALLY DELETED

                                    EXHIBIT J

                                  FORM OF DEED

          [Subject to review by local counsel before December 16, 2003]

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

________________________
________________________
________________________

MAIL TAX STATEMENTS TO:
SAME AS ABOVE
--------------------------------------------------------------------------------
                                           (ABOVE SPACE FOR RECORDER'S USE ONLY)

                                   GRANT DEED

     The undersigned Grantor declares that Documentary Transfer Tax is not part of the public records.

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, _______________________, grants to _________________________, all that certain real property located in the City of ______________, County of ______________, State of ____________, which is more particularly described in Schedule 1, attached hereto and incorporated herein by this reference; subject to:

     1.   All matters of record;

     2. All matters which a physical inspection or accurate survey of the above property would show.

     IN WITNESS WHEREOF, this Grant Deed has been executed as of the date listed below.

Dated Executed by Grantor: _______, 2003

                                        GRANTOR:


                                        --------------------------


                                        By:
                                           -----------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                            SCHEDULE 1 TO GRANT DEED

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                    EXHIBIT K

                              FORM OF BILL OF SALE

     FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, _______________________________ ("SELLER"), does hereby grant, bargain, sell, convey, assign, transfer, and deliver to _______________________ ("BUYER"), all of Seller's right, title and interest in and to all appliances, fixtures, equipment, machinery, furniture, furnishings, decorations and other personal property, if any, located on or about that certain real property described in EXHIBIT A, attached hereto and incorporated by reference (the "PROPERTY").

     Seller covenants that it will, at any time and from time to time upon written request therefor, at Buyer's sole expense and without the assumption of any additional liability thereby, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Buyer, its nominees, successors and/or assigns, and protect its or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Buyer, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such assets.

     This Agreement may be executed in any number of identical counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument.


                            (SIGNATURE PAGE FOLLOWS)

     IN WITNESS WHEREOF, the parties have signed and delivered this Bill of Sale as of the_____day of____________, 2003.

                                            SELLER:

                                            -----------------------------, a

                                            -----------------------------


                                            By:
                                               --------------------------
                                            Name:
                                                 ------------------------
                                            Title:
                                                  -----------------------


                                            By:
                                               --------------------------
                                            Name:
                                                 ------------------------
                                            Title:
                                                  -----------------------

                            EXHIBIT A TO BILL OF SALE

                              Property Description

                                    EXHIBIT L

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SERVICE CONTRACTS dated as of _______________, 2003 (this "ASSIGNMENT"), is made by ______________________
("ASSIGNOR"), in favor of _____________________ ("ASSIGNEE").

                                 R E C I T A L S

     A. Assignor, as "Seller", and Assignee, as "Buyer", have entered into that Purchase and Sale Agreement and Joint Escrow Instructions ("PURCHASE AGREEMENT") dated as of ________________, 2003 ("PURCHASE AGREEMENT"), for the purchase and sale of certain real property commonly known as _________________, City of ___________________, County of _________________, State of
________________ (the "PROPERTY"), as more particularly described in the Purchase Agreement.

     B. Concurrently herewith, pursuant to the Purchase Agreement, Assignor is transferring and conveying to Assignee all of Assignor's right, title and interest in and to the Property.

     C. Assignor desires to assign to Assignee, and Assignee desires to take assignment of and assume the Leases and Contracts (defined below).

     NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is acknowledged:

     1. Assignor hereby assigns and transfers to Assignee all present and future right, title and interest of Assignor in, to and under the leases described on EXHIBIT A attached hereto and incorporated herein (collectively, the "LEASES"), together with any guaranties of any of the Leases in favor of Assignor, any and all rights, title, estates and interests of Assignor in and to such security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and not previously applied pursuant to the Leases.

     2. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest in and to (a) those service contracts listed on EXHIBIT B, attached hereto and incorporated by reference (the "CONTRACTS"); (b) any and all extensions, renewals, modifications and amendments with respect to the Contracts; and (c) any and all deposits or other sums now held by Assignor or by any other party on behalf of Assignor under or with respect to the Contracts.

     3. Assignee accepts the foregoing assignment and assumes shall pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Contracts and the Leases arising from and after the date hereof and agrees to be bound by all of the terms and conditions of the Contracts and the Leases.

     4. Subject to the limitations on liability contained in the Purchase Agreement, including, without limitation, Section 9.4 of the Purchase Agreement, Assignor shall be responsible for any breach or default under the Leases arising and accruing during Seller's period of ownership, excepting any such breach or default related to the physical or environmental condition of the Property.

     4. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of the successors and assigns of Assignor and Assignee, respectively.

     5. This Assignment may be executed in one or more counterparts, all of which when taken together shall constitute one and the same instrument.


                        [SIGNATURES BEGIN ON NEXT PAGE.]

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first set forth above.

          ASSIGNOR:                 -------------------------, a

                                    -------------------------


                                            By:
                                               --------------------------
                                            Name:
                                                 ------------------------
                                            Title:
                                                  -----------------------

                                            By:
                                               --------------------------
                                            Name:
                                                 ------------------------
                                            Title:
                                                  -----------------------


          ASSIGNEE:                 -------------------------, a

                                    -------------------------


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                EXHIBIT A TO FORM OF ASSIGNMENT AND ASSUMPTION OF
                          LEASES AND SERVICE CONTRACTS


                                     Leases

                EXHIBIT B TO FORM OF ASSIGNMENT AND ASSUMPTION OF
                          LEASES AND SERVICE CONTRACTS

                                Service Contracts

                                    EXHIBIT M

                           FORM OF GENERAL ASSIGNMENT

     THIS GENERAL ASSIGNMENT (this "ASSIGNMENT") is made and entered into this ________ day of _________, 2003, by and between ___________, a ______________
("ASSIGNOR"), and __________, a ___________ ("ASSIGNEE"),

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor grants, sells, transfers, conveys and assigns to Assignee, to the extent assignable by Assignor, all right, title and interest of Assignor in and to all warranties, permits, franchises, licenses, certificates of occupancy, soil and other reports and studies, surveys, maps, utility contracts, plans and specifications, engineering plans and studies, floor plans and landscape plans ("INTANGIBLE PERSONAL PROPERTY") relating to that certain real property commonly known as __________, located in the city of San Jose, County of Santa Clara, State of California, and more particularly described in EXHIBIT A attached hereto.

     Assignor covenants that it will, at any time and from time to time upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability therefor, execute and deliver to Assignee, and its successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, and its successors and assigns, to fully realize and enjoy the rights and interests assigned hereby.

     The provisions of this Assignment shall be binding upon, and shall insure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

     This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.


                         [SIGNATURE BEGINS ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first above written.


          ASSIGNOR:                 -------------------------------------, a

                                    -------------------------------------


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


          ASSIGNEE:                 -------------------------------------, a

                                    -------------------------------------


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                     EXHIBIT A TO FORM OF GENERAL ASSIGNMENT

                                Legal Description

                                    EXHIBIT N

                            FORM OF OWNER'S STATEMENT

     The undersigned ("Owner") hereby certifies to Chicago Title Insurance Company ("Title Company") that, to Owner's knowledge, the following statements are true with respect to the real property (the "Property") described in the Preliminary Title Report (the "Title Report") issued by Title Company as of __________, under order number ___________.

1. Except for (a) work that has been performed in tenant spaces in the previous 120 days or is presently being performed in tenant spaces, and (b) work that has been performed or is currently being performed or supplies that have been furnished or are currently being furnished by the materialmen, suppliers and contractors identified on Schedule "2" attached hereto, there are no past due bills for the performance of labor at, or the provision of materials or supplies for, the Property performed or provided at the written request, or with the written approval, of Owner, other than those that will be paid in the ordinary course of business.

2. The only permitted occupants of the Property are tenants under leases (and their subtenants) with rights of possession only, which leases are listed on the lease summary attached as Schedule "3", and any person or entity identified on Schedule B to the Title Report.

3. Other than that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of __________ by and between the undersigned and Lexington Corporate Properties Trust (as amended, the "Purchase Agreement), the undersigned has not entered into any options to purchase the Property or rights of first refusal to purchase the Property, either pursuant to written leases or by separate agreements.

4. Other than the Purchase Agreement, the undersigned has not entered into any unrecorded sale contracts, deeds, mortgages or purchase options affecting the Subject Property or improvements thereon, which are presently in effect, except as set forth in the Title Report.

     The undersigned makes these statements for the purpose of inducing the Title Company to issue the endorsements to one or more of the owner's or loan policies in connection with a transaction by Owner with respect to the Property and not in connection with the issuance of any subsequent policy, and this Owner's Statement shall not be disclosed, released or quoted to or relied upon by any other person.

     Any statement "to the undersigned's knowledge" (or similar phrase) shall mean that the undersigned have no knowledge that such statement is untrue (and, for this purpose, the undersigned's knowledge shall mean the present actual knowledge excluding constructive or imputed knowledge of Mike Erb, but such individual shall not have any personal liability in connection herewith). Notwithstanding anything to the contrary herein, (1) any cause of action for a breach of this Certificate shall survive until 6 months after the date hereof, at which time the provisions hereof (and any cause of action resulting from any breach not then in litigation in Marin County, California) shall terminate; and
(2) to the extent the Title Company shall have knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then the undersigned shall have no liability with respect to the same.

     This Certificate is executed as of the __________ day of __________, 2003


          By:
          Name:
          Title:

                                    EXHIBIT O

                                 E&O LEASE TERMS

DATE OF LEASE                       December 10, 2003

PROPERTY:                           Larkspur Landing Shopping Center
                                    Larkspur, California

LANDLORD AND ADDRESS:               Larkspur Landing, LLC,
                                     a Delaware limited liability company
                                    c/o Simeon Commercial Properties
                                    655 Montgomery Street, Suite 1190
                                    San Francisco, California 94111
                                    Attention: Rajiv Parikh

TENANT AND ADDRESS FOR              E&O Larkspur, LLC.
NOTICES:                            c/o E&O Trading Company
                                    314 Sutter Street
                                    San Francisco, California
                                    Attention: Christopher Hemmeter

PREMISES, BUILDING AND              Suite 2231, Larkspur Landing Circle 6,300
RENTABLE AREA:                      rentable square feet consisting of 4,880
                                    square feet on the ground floor plus 1,420 square feet on the second level as depicted on the lease outline drawing attached hereto as Exhibit A (plus the use of approximately
                                    1000 square feet in the Patio Area as
                                    defined in Section 1(b) of the Lease).

TERM:                               15 years

RENEWAL OPTION:                     2 five (5) year renewal options

VALET: Landlord will contribute $15,000 for the costs incurred by Tenant in establishing a valet parking program.

INITIAL BASE RENT:                  Months            Monthly Base Rent
                                    1 - 60            $15,120.00
                                    61 - 120          $17,388.00
                                    121 - 180         $19,996.20

                                    Tenant shall pay the Base Rent for the first full calendar month of the Term in the amount of $15,120.00 upon the Commencement Date.

PERCENTAGE RENT:                    A sum equal to six percent (6%) of the
                                    amount by which Percentage Rent Sales during each calendar year of the Term (including extensions) exceed the natural breakpoint established by applying six percent (6%) to the Monthly Base Rent for the Premises on an annualized basis. The foregoing amounts of Percentage Rent Sales shall be adjusted each time that the Monthly Base Rent is adjusted in the same proportion as Monthly Base Rent is adjusted. For example, the natural breakpoint during the first through the fifth Lease Years is $3,024,000.00
                                    (181,440/.06); the natural breakpoint during the sixth through tenth Lease Year is $3,477,600.00 (208,656/.06) and the natural breakpoint during the eleventh through the fifteenth Lease Year is $3,999,240.00
                                    (239,954.40/.06). The foregoing natural
                                    breakpoint is hereinafter referred to as the "Annual Breakpoint".

RENTABLE AREA OF LARKSPUR           173,420 rentable square feet
LANDING CENTER:

TENANT'S PERCENTAGE SHARE           3.633%
OF PROPERTY:

MONTHLY ADVERTISING &               $1.55 per square foot per annum
PROMOTIONAL EXPENSE:

TENANT'S TRADE NAME:                E&O Trading Company, or such other name as
                                    Tenant uses in its other locations.

USE: Operation of first class, full service casual Asian cuisine restaurant, including a catering business and take-out business, with a bar and/or lounge for the service of alcoholic beverages. The Premises may also be used for the incidental sale of related merchandise. A portion of the Premises may be used for Tenant's general office operations.

TENANT IMPROVEMENT                  $630,000.00
ALLOWANCE:

BASE BUILDING                       Up to $500,000.00
CONTRIBUTION:

LANDLORD'S BROKER:                  Terranomics Retail Services and Stanners &
                                    Associates, SIMEON Commercial Properties.

                                    Leasing Commission: $189,888.30